UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23380

Name of Fund:	BlackRock Credit Strategies Fund

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Strategies Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2022

Date of reporting period: 06/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Credit Strategies Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of June 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were particularly steep. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates three times while indicating that additional large rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.

Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of a higher inflation regime leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities in a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2022

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(19.96)%	(10.62)%

U.S. small cap equities (Russell 2000® Index)	(23.43)	(25.20)

International equities (MSCI Europe, Australasia, Far East Index)	(19.57)	(17.77)

Emerging market equities (MSCI Emerging Markets Index)	(17.63)	(25.28)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.15	0.18

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(11.34)	(10.94)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(10.35)	(10.29)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(8.98)	(8.57)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(14.19)	(12.82)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If the Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under a reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Fund Summary as of June 30, 2022	BlackRock Credit Strategies Fund

Investment Objective

BlackRock Credit Strategies Fund’s (the “Fund”) investment objective is to seek to provide high income and attractive risk-adjusted returns. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in fixed income securities, with an emphasis on public and private corporate credit.

The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors, and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Fund’s investment objective will be achieved.

Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low
Net Asset Value — Institutional	$8.59	$9.96	(13.76)%	$9.96	$8.59
Net Asset Value — Class A	8.60	9.97	(13.74)	9.97	8.60
Net Asset Value — Class U	8.60	9.97	(13.74)	9.97	8.60
Net Asset Value — Class W	8.60	9.97	(13.74)	9.97	8.60

Performance

Returns for the period ended June 30, 2022 were as follows:

				Average Annual Total Returns(a)
				1 Year		Since Inception(b)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional(c)	7.59%	7.58%	(10.69)%	(11.83)%	N/A	1.87%	N/A
Class A(c)	6.70	6.69	(11.05)	(12.43)	(14.62)%	1.13	0.37%
Class U(c)	6.86	6.86	(11.05)	(12.44)	N/A	1.13	N/A
Class W(c)	6.61	6.61	(11.05)	(12.44)	(15.50)	1.13	0.05
S&P/LSTA Leveraged Loan Index(d)(e)	—	—	(4.55)	(2.78)	N/A	2.33	N/A
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(f)	—	—	(14.19)	(12.82)	N/A	1.19	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on February 28, 2019.
(c)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date. Performance results reflect the Fund’s use of leverage.
(d)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
(e)

The Fund changed its reporting benchmark from Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index to S&P/LSTA Leveraged Loan Index. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Fund.

(f)

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

N/A — Not applicable as share class and index do not have a sales charge.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Exposure to a range of credit-oriented categories weighed on return, including global high yield corporate bonds, floating rate loan interest and collateralized loan obligations (“CLOs”), preferred securities, and U.S. and European investment grade corporate bonds. Positioning with respect to duration and corresponding interest rate sensitivity detracted from performance as markets experienced significant volatility stemming from shifting central bank monetary policies and heightened geopolitical risks following the conflict in Ukraine.

Private credit exposure was accretive to performance. These positions provided attractive yields and more stable returns as risk assets sold off and returns across equities and fixed income became highly correlated.

F U N D S U M M A R Y	5

Fund Summary as of June 30, 2022 (continued)	BlackRock Credit Strategies Fund

The Fund utilizes various derivatives positions as part of its investment strategy, including employing leverage, forward contracts to hedge foreign currency exposure of non-U.S. positions back to U.S. dollars, interest rate futures to adjust duration positioning tactically as needed, and credit default swaps to gain access to or to hedge broad market exposure.

Describe recent portfolio activity.

The Fund meaningfully increased exposure to floating rate assets, notably private credit and CLOs. Additionally, the Fund increased its allocation to U.S. investment grade corporate bonds, while reducing its global high yield corporate bond exposure across Europe, Asia, emerging markets and the United States.

Describe portfolio positioning at period end.

The Fund ended the period with a continued tilt toward floating rate assets such as private credit, floating rate loan interest and CLOs. Additionally, the Fund had a small position in U.S. investment grade corporate bonds following a severe drawdown in the asset class driven by its longer-duration nature. Lastly, while the Fund continued to hold allocations in U.S. high yield and non-U.S. markets, both stood at or close to historic lows.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type(a)	06/30/22
Floating Rate Loan Interests	56.6%
Corporate Bonds	30.1
Asset-Backed Securities	8.6
Preferred Securities	2.9
Common Stocks	1.0
Other*	0.8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	06/30/22
AA/Aa	1.0%
A	3.5
BBB/Baa	9.7
BB/Ba	12.8
B	24.7
CCC/Caa	7.7
CC	—	(c)
C	0.1
N/R(d)	40.5

(a)	Excludes short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Rounds to less than 0.1% of total investments.
(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

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About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees but are only available through the Fund’s distributor or an asset-based fee program sponsored by a registered broker-dealer or registered investment adviser (also known as a “wrap fee” program) that has an agreement with the Fund’s distributor.

Class A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and servicing and distribution fee of 0.75% per year. A contingent deferred sales charge of 1.50% is assessed on Fund repurchases of Class A Shares made within 18 months after purchase where no initial sales load was paid at the time of purchase as part of an investment of $250,000 or more. Class A Shares performance shown prior to the Class A Shares inception date of April 1, 2020 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class A Shares fees.

Class U Shares are not subject to any sales charge. These shares are subject to a servicing and distribution fee of 0.75% per year. These shares are available only to clients of financial intermediaries with which the Fund has a selling agreement to distribute such shares. Class U Shares performance shown prior to the Class U Shares inception date of July 12, 2021 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class U Shares fees.

Class W Shares are subject to a maximum initial sales charge (front-end load) of 3.50% and servicing and distribution fee of 0.75% per year. These shares are available only through brokerage, transactional-based accounts. Class W Shares performance shown prior to the Class W Shares inception date of July 12, 2021 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class W Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Shareholders of the Fund may incur the following charges: (a) transactional expenses, including sales charges and early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges and early withdrawal fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E	7

Disclosure of Expenses for Continuously Offered Closed-End Funds  (continued)

Expense Example for Continuously Offered Closed-End Funds

	Actual				Hypothetical 5% Return
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees		Annualized Expense Ratio
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Including Interest Expense and Fees(a)	Excluding Interest Expense and Fees(a)	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period(a)	Ending Account Value (12/31/22)	Expenses Paid During the Period(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$893.10	$10.23	$7.93	$1,000.00	$1,013.98	$10.89	$1,016.41	$8.44	2.18%	1.69%
Class A	1,000.00	889.50	13.45	11.20	1,000.00	1,010.56	14.31	1,012.94	11.91	2.87	2.39
Class U	1,000.00	889.50	13.45	11.15	1,000.00	1,010.56	14.31	1,012.99	11.86	2.87	2.38
Class W	1,000.00	889.50	13.40	11.15	1,000.00	1,010.61	14.26	1,012.99	11.86	2.86	2.38

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

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Schedule of Investments (unaudited) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AGL CLO 12 Ltd., Series 2021-12A, Class B, (3 mo. LIBOR US + 1.60%), 2.66%, 07/20/34(a)(b)	USD	1,000	$977,606
AIG CLO LLC(a)(b)
Series 2020-1A, Class CR, (3 mo. LIBOR US + 2.00%), 3.04%, 04/15/34		2,000	1,808,687
Series 2020-1A, Class DR, (3 mo. LIBOR US + 3.00%), 4.04%, 04/15/34		1,000	927,117
Anchorage Capital CLO 11 Ltd., Series 2019-11A, Class A, 3.44%, 07/22/32(a)(b)		1,000	951,370
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class ER, (3 mo. EURIBOR + 6.45%), 6.45%, 04/15/34(a)(c)	EUR	100	87,268
Aqueduct European CLO DAC, Series 2017-2X, Class E, (3 mo. EURIBOR + 4.40%), 4.40%, 10/15/30(a)(c)		289	252,401
ARBOUR CLO VIII DAC, 6.11%, 10/15/34		100	86,240
Ares LIII CLO Ltd., Series 2019-53A, Class D, (3 mo. LIBOR US + 3.75%), 4.93%, 04/24/31(a)(b)	USD	500	483,851
Aurium CLO II DAC, Series 2X, Class ERR, (3 mo. EURIBOR + 6.08%), 6.08%, 06/22/34(a)(c)	EUR	100	85,623
Bain Capital Credit CLO 2021-6 Ltd., Class B, 2.75%, 10/21/34(a)(b)	USD	1,500	1,410,988
Bain Capital Credit CLO Ltd.(a)(b)
Series 2019-2A, Class CR, (3 mo. LIBOR US + 2.10%), 3.14%, 10/17/32		1,000	944,543
Series 2021-1A, Class D, (SOFR + 3.20%), 4.10%, 04/18/35		1,000	922,095
Battalion CLO X Ltd., Series 2016-10A, Class BR2, (3 mo. LIBOR US + 2.05%), 3.23%, 01/25/35(a)(b)		1,000	929,734
BBAM European CLO I DAC, Series 1X, Class ER, (3 mo. EURIBOR + 5.91%), 5.91%, 07/22/34(a)(c)	EUR	100	85,886
BBAM European CLO II DAC, Series 2X, Class E, (3 mo. EURIBOR + 6.11%), 6.11%, 10/15/34(a)(c)		100	84,617
Boyce Park Clo Ltd., Series 2022-1A, Class D, (SOFR + 3.10%), 3.65%, 04/21/35(a)(b)	USD	1,000	915,837
Bridgepoint CLO 3 DAC, Series 3X, Class E, (3 mo. EURIBOR + 6.24%), 6.24%, 01/15/36(a)(c)	EUR	100	86,406
Cabinteely Park CLO DAC, Series 1X, Class E, (3 mo. EURIBOR + 6.26%), 6.26%, 08/15/34(a)(c)		100	84,578
Cairn CLO XIV DAC, Series 2021-14X, Class E, (3 mo. EURIBOR + 6.11%), 6.11%, 10/29/34(a)(c)		100	86,006
Capital Four CLO III DAC, Series 3X, Class E, (3 mo. EURIBOR + 6.06%), 6.06%, 10/15/34(a)(c)		100	85,559
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 4.26%, 04/20/32(a)(b)	USD	1,000	887,501
CarVal CLO IV Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 3.25%), 4.31%, 07/20/34(a)(b)		1,000	933,272
CIFC Funding 2015-I Ltd., Series 1A, Class CRR, 3.04%, 01/22/31(a)(b)		1,000	949,317
CIFC Funding Ltd., Class Cr, (3 mo. LIBOR US + 2.05%), 3.11%, 04/20/32(a)(b)		1,000	952,330
Contego CLO VIII DAC, Series 8X, Class ER, (3 mo. EURIBOR + 6.06%), 6.06%, 01/25/34(a)(c)	EUR	100	86,959
Cook Park CLO Ltd., Series 2018-1A, Class C, (3 mo. LIBOR US + 1.75%), 2.79%, 04/17/30(a)(b)	USD	250	234,678
CVC Cordatus Loan Fund XX DAC, Series 20X, Class E, (3 mo. EURIBOR + 5.61%), 5.61%, 06/22/34(a)(c)	EUR	100	83,511

Security		Par (000)	Value

Asset-Backed Securities (continued)
CVC Cordatus Loan Fund XXII DAC, Series 22X, Class E, (3 mo. EURIBOR + 6.16%), 6.16%, 12/15/34(a)(c)	EUR	100	$85,275
Dryden 86 CLO Ltd., Series 2020-86A, Class DR, (3 mo. LIBOR US + 3.20%), 4.24%, 07/17/34(a)(b)	USD	1,000	932,356
Elmwood CLO I Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 4.40%), 5.46%, 10/20/33(a)(b)		1,000	967,905
Elmwood CLO IV Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 3.15%), 4.19%, 04/15/33(a)(b)		1,000	923,770
Elmwood CLO V Ltd., Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.10%), 4.16%, 10/20/34(a)(b)		1,000	927,435
Fair Oaks Loan Funding III DAC, Series 3X, Class ER, (3 mo. EURIBOR + 6.11%), 6.11%, 10/15/34(a)(c)	EUR	100	85,438
Fidelity Grand Harbour CLO DAC, Series 2021-1X, Class E, (3 mo. EURIBOR + 6.22%), 6.22%, 10/15/34(a)(c)		100	85,898
Flatiron CLO 21 Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 2.90%), 3.94%, 07/19/34(a)(b)	USD	1,000	928,231
Golub Capital Partners 48 LP, Class C, 3.84%, 04/17/33(a)(b)		900	856,283
Greywolf CLO II Ltd., Series 2013-1A, Class B1RR, (3 mo. LIBOR US + 2.30%), 3.34%, 04/15/34(a)(b)		1,000	934,098
Greywolf CLO IV Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.65%), 4.69%, 04/17/34(a)(b)		500	471,365
Greywolf CLO V Ltd.(a)(b)
Series 2015-1A, Class BR, (3 mo. LIBOR US + 2.00%), 3.18%, 01/27/31		500	475,169
Series 2015-1A, Class CR, (3 mo. LIBOR US + 3.00%), 4.18%, 01/27/31		500	450,785
HalseyPoint CLO 4 Ltd., Series 2021-4A, Class C, (3 mo. LIBOR US + 2.15%), 3.21%, 04/20/34(a)(b)		750	699,661
Invesco CLO Ltd., Series 2022-1A, Class D, (SOFR + 3.05%), 3.74%, 04/20/35(a)(b)		1,000	918,773
KKR CLO 41 Ltd., Series 2022-41A, Class D, (SOFR + 3.25%), 3.94%, 04/15/35(a)(b)		1,000	931,043
Neuberger Berman Loan Advisers CLO 40 Ltd., Series 2021-40A, Class C, (3 mo. LIBOR US + 1.75%), 2.79%, 04/16/33(a)(b)		1,000	934,958
North Westerly VII ESG CLO DAC, Series VII-X, Class E, (3 mo. EURIBOR + 5.66%), 5.66%, 05/15/34(a)(c)	EUR	100	83,814
Northwoods Capital 21 Euro DAC, Series 2020-21X, Class ER, (3 mo. EURIBOR + 6.06%), 6.06%, 07/22/34(a)(c)		100	85,681
Northwoods Capital 23 Euro DAC, Series 2021-23X, Class E, (3 mo. EURIBOR + 6.21%), 6.21%, 03/15/34(a)(c)		100	84,981
NYACK Park CLO Ltd., Series 2021-1A, Class C, (3 mo. LIBOR US + 1.95%), 3.01%, 10/20/34(a)(b)	USD	1,250	1,153,505
OCP Euro CLO DAC(a)(c)
Series 2019-3X, Class ER, (3 mo. EURIBOR + 6.02%), 6.02%, 04/20/33	EUR	100	86,872
Series 2022-5X, Class E, (3 mo. EURIBOR + 6.47%), 6.47%, 04/20/35		300	259,407
OHA Credit Funding 2 Ltd., Series 2019-2A, Class DR, (3 mo. LIBOR US + 3.30%), 4.40%, 04/21/34(a)(b)	USD	1,000	947,092
OHA Loan Funding Ltd.(a)(b)
Series 2013-1A, Class DR2, (3 mo. LIBOR US + 3.05%), 4.23%, 07/23/31		750	691,771

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
OHA Loan Funding Ltd.(a)(b) (continued)
Series 2015-1A, Class DR3, (3 mo. LIBOR US + 3.20%), 4.24%, 01/19/37	USD	1,000	$916,474
Palmer Square CLO 2021-4 Ltd., Class C, 2.99%, 10/15/34(a)(b)		1,000	926,298
Palmer Square CLO Ltd., Series 2022-1A, Class D, (SOFR + 3.05%), 3.52%, 04/20/35(a)(b)		1,000	926,887
Palmer Square European CLO DAC, Series 2022-1X, Class E, (3 mo. EURIBOR + 6.36%), 6.36%, 01/21/35(a)(c)	EUR	100	83,971
Post CLO Ltd., Class D, (SOFR + 3.20%), 3.91%, 04/20/35(a)(b)	USD	1,000	922,303
Providus CLO VI DAC, Series 6X, Class E, (3 mo. EURIBOR + 6.11%), 6.11%, 05/20/34(a)(c)	EUR	100	84,431
Rad CLO 15 Ltd., Series 2021-15A, Class D, (3 mo. LIBOR US + 3.05%), 3.30%, 01/20/34(a)(b)	USD	1,000	913,130
Rad CLO 5 Ltd., Series 2019-5A, Class DR, (3 mo. LIBOR US + 3.15%), 4.33%, 07/24/32(a)(b)		1,000	946,142
Regatta X Funding Ltd., Series 2017-3A, Class D, (3 mo. LIBOR US + 2.75%), 3.79%, 01/17/31(a)(b)		250	230,164
Rockford Tower Europe CLO DAC, Series 2021-2X, Class E, (3 mo. EURIBOR + 6.22%), 6.22%, 01/24/35(a)(c)	EUR	100	86,160
Signal Peak CLO 5 Ltd., Series 2018-5A, Class D, (3 mo. LIBOR US + 2.65%), 3.83%, 04/25/31(a)(b)	USD	700	637,852
Signal Peak CLO 8 Ltd., Series 2018-8A, Class C, (3 mo. LIBOR US + 2.00%), 3.06%, 04/20/33(a)(b)		1,000	935,891
Sixth Street CLO XIX Ltd.(a)(b)
Series 2021-19A, Class C, (3 mo. LIBOR US + 2.00%), 3.06%, 07/20/34		500	465,088
Series 2021-19A, Class D, (3 mo. LIBOR US + 3.00%), 4.06%, 07/20/34		1,000	925,408
TCW CLO Ltd.(a)(b)
Series 2021-1A, Class D2, (3 mo. LIBOR US + 3.88%), 4.94%, 03/18/34		1,000	945,752
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.25%), 4.43%, 07/25/34		1,000	919,850
TICP CLO V Ltd., Series 2016-5A, Class DR, (3 mo. LIBOR US + 3.15%), 4.19%, 07/17/31(a)(b)		500	455,127
TICP CLO XIII Ltd., Series 2019-13A, Class DR, (3 mo. LIBOR US + 3.15%), 4.19%, 04/15/34(a)(b)		1,000	937,343
Tikehau CLO VI DAC, (3 mo. EURIBOR + 6.32%), 6.32%, 01/15/35(a)(c)	EUR	100	85,285
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32(c)	GBP	100	139,397
Webster Park CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.90%), 3.96%, 07/20/30(a)(b)	USD	690	647,914
Whitebox Clo I Ltd., Series 2019-1A, Class ANBR, (3 mo. LIBOR US + 1.70%), 2.88%, 07/24/32(a)(b)		2,000	1,892,976
Whitebox CLO II Ltd., Series 2020-2A, Class CR, (3 mo. LIBOR US + 2.20%), 3.38%, 10/24/34(a)(b)		640	598,313

Total Asset-Backed Securities — 10.5% (Cost: $49,355,894)			46,047,702

Security		Shares	Value

Common Stocks

Banks — 0.0%
UniCredit SpA		10,188	$97,360

Construction & Engineering — 0.0%
McDermott International Ltd.(d)(e)		2,158	1,230

Diversified Telecommunication Services — 0.1%
Liberty Global PLC, Class A(d)(e)		6,970	146,718

Electric Utilities — 0.0%
Electricite de France SA		10,457	85,892

Equity Real Estate Investment Trusts (REITs) — 0.4%
Ashford Hospitality Trust, Inc.(f)		11,236	214,992
iStar, Inc.		9,201	126,145
Park Hotels & Resorts, Inc.		102,000	1,384,140
Service Properties Trust		14,747	77,127

			1,802,404

Hotels, Restaurants & Leisure — 0.2%
International Game Technology PLC		37,000	686,720

Household Durables — 0.5%
Lennar Corp., Class A		18,153	1,281,057
Taylor Morrison Home Corp.(d)(e)		41,079	959,606

			2,240,663

Media — 0.0%
Telenet Group Holding NV		1,646	34,203

Specialty Retail — 0.0%
NMG Parent LLC		78	13,572

Total Common Stocks — 1.2% (Cost: $6,918,270)			5,108,762

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.3%
Bombardier, Inc.(b)
7.50%, 03/15/25	USD	3	2,711
7.13%, 06/15/26		113	93,166
7.88%, 04/15/27		166	138,180
6.00%, 02/15/28		87	65,198
Spirit AeroSystems, Inc.(b)
5.50%, 01/15/25		84	77,700
7.50%, 04/15/25		4	3,715
TransDigm, Inc.
8.00%, 12/15/25(b)		203	205,282
6.25%, 03/15/26(b)		646	622,582
6.38%, 06/15/26		13	12,155
7.50%, 03/15/27		16	15,095
4.63%, 01/15/29		86	69,232
4.88%, 05/01/29		53	43,144
Triumph Group, Inc., 8.88%, 06/01/24(b)		102	102,752

			1,450,912
Airlines — 0.9%
Air Canada, 3.88%, 08/15/26(b)		85	71,900
Air France-KLM, 3.88%, 07/01/26(c)	EUR	400	339,536
American Airlines, Inc., 11.75%, 07/15/25(b)	USD	217	224,573
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)
5.50%, 04/20/26		93	85,732

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Airlines (continued)
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b) (continued)
5.75%, 04/20/29	USD	193	$164,779
Avianca Midco 2 Ltd., 9.00%, 12/01/28(b)		670	578,724
British Airways Pass-Through Trust, Series 2020-1, Class A, 4.25%, 05/15/34(b)		200	192,301
Delta Air Lines, Inc., 7.00%, 05/01/25(b)		20	20,244
Deutsche Lufthansa AG(c)
2.00%, 07/14/24	EUR	100	97,907
2.88%, 05/16/27		200	165,387
3.75%, 02/11/28		300	252,294
3.50%, 07/14/29		100	78,639
Finnair OYJ, 4.25%, 05/19/25(c)		125	107,706
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(b)	USD	54	48,395
International Consolidated Airlines Group SA(c)
3.75%, 03/25/29	EUR	500	369,926
Series IAG, 1.13%, 05/18/28.		200	140,807
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)	USD	117	114,987
Singapore Airlines Ltd., 3.38%, 01/19/29(c)		200	182,890
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(b)		7	6,591
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 04/15/29		403	396,038
Series 2020-1, Class B, 4.88%, 07/15/27		66	63,054
United Airlines, Inc.(b)
4.38%, 04/15/26		75	66,088
4.63%, 04/15/29		99	83,979

			3,852,477
Auto Components — 0.9%
Aptiv PLC, 3.10%, 12/01/51		1,663	1,072,525
Aptiv PLC/Aptiv Corp., 4.15%, 05/01/52		1,160	876,620
Clarios Global LP, 6.75%, 05/15/25(b)		45	44,570
Clarios Global LP/Clarios U.S. Finance Co.(b)
6.25%, 05/15/26		185	178,062
8.50%, 05/15/27		603	582,784
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b)		63	54,426
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29(b)		50	36,925
Faurecia SE, 2.75%, 02/15/27(c)	EUR	400	325,912
Goodyear Tire & Rubber Co.
5.00%, 07/15/29	USD	23	19,048
5.63%, 04/30/33		40	32,035
Grupo Antolin-Irausa SA(c)
3.50%, 04/30/28	EUR	200	139,506
BRTGV38Z8, 3.38%, 04/30/26		188	145,791
Meritor, Inc., 4.50%, 12/15/28(b)	USD	13	12,517
Titan International, Inc., 7.00%, 04/30/28		11	10,333
ZF Finance GmbH(c)
2.00%, 05/06/27	EUR	100	80,650
2.25%, 05/03/28		300	230,712

			3,842,416
Automobiles — 0.6%
Allison Transmission, Inc., 5.88%, 06/01/29(b)	USD	15	13,950
Asbury Automotive Group, Inc.
4.50%, 03/01/28		12	10,410
4.75%, 03/01/30		15	12,334
5.00%, 02/15/32(b)		28	22,890

Security		Par (000)	Value

Automobiles (continued)
Carvana Co.(b)
5.50%, 04/15/27	USD	57	$36,784
4.88%, 09/01/29		40	22,744
Constellation Automotive Financing PLC, 4.88%, 07/15/27(c)	GBP	600	573,349
Ford Motor Co., 4.75%, 01/15/43	USD	16	11,397
Jaguar Land Rover Automotive PLC
4.50%, 01/15/26(c)	EUR	200	172,556
6.88%, 11/15/26(c)		100	91,757
5.88%, 01/15/28(b)	USD	200	152,776
4.50%, 07/15/28(c)	EUR	100	74,810
Ken Garff Automotive LLC, 4.88%, 09/15/28(b)	USD	24	19,567
LCM Investments Holdings II LLC, 4.88%, 05/01/29(b)		52	39,577
Lithia Motors, Inc., 3.88%, 06/01/29(b)		23	19,536
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(b)		44	30,140
Mclaren Finance PLC, 7.50%, 08/01/26(b)		200	147,780
Nissan Motor Co. Ltd., 4.81%, 09/17/30(b)		350	310,916
RCI Banque SA, (5 year EUR Swap + 2.85%), 2.63%, 02/18/30(a)(c)	EUR	700	635,788
Sonic Automotive, Inc., 4.63%, 11/15/29(b)	USD	12	9,298
TML Holdings Pte. Ltd., 4.35%, 06/09/26(c)		250	218,485
Wabash National Corp., 4.50%, 10/15/28(b)		90	68,850

			2,695,694
Banks — 1.8%
Axis Bank Ltd./Gift City, (5 year CMT + 3.32%), 4.10%(a)(c)(f)		200	172,000
Banca Monte dei Paschi di Siena SpA, 1.88%, 01/09/26(c)	EUR	200	174,414
Banco BPM SpA, (5 year EUR Swap + 3.17%), 2.88%, 06/29/31(a)(c)		1,000	888,138
Banco de Sabadell SA(a)(c)
2.63%, 03/24/26		100	99,383
(5 year EUR Swap + 2.95%), 2.50%, 04/15/31		400	348,255
Bangkok Bank PCL(a)
(5 year CMT + 1.90%), 3.73%, 09/25/34(c)	USD	400	349,450
(5 year CMT + 4.73%), 5.00%		231	210,325
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26(c)		400	361,044
Bank of Communications Co. Ltd., (5 year CMT + 3.35%), 3.80%(a)(c)(f)		600	587,250
Bank of Communications Hong Kong Ltd., (5 year CMT + 2.53%), 3.73%(a)(c)(f)		250	245,000
Bank of East Asia Ltd., (5 year CMT + 5.53%), 5.83%(a)(c)(f)		250	241,250
China CITIC Bank International Ltd., (5 year CMT + 2.53%), 3.25%(a)(c)(f)		250	236,250
Chong Hing Bank Ltd., (5 year CMT + 3.86%), 5.70%(a)(c)(f)		250	248,250
Commerzbank AG, (5 year EUR Swap + 6.36%), 6.13%(a)(c)(f)	EUR	600	567,465
HDFC Bank Ltd., (5 year CMT + 2.93%), 3.70%(a)(c)(f)	USD	300	249,000
HSBC Bank PLC, Series 1M, (6 mo. LIBOR US + 0.25%), 3.12%(a)(f)		250	190,750
Intesa Sanpaolo SpA(a)
(1 year CMT + 2.75%), 4.95%, 06/01/42(b)		555	374,980
(5 year EUR Swap + 5.56%), 6.38%(c)(f)	EUR	200	176,865
(5 year EUR Swap + 5.85%), 5.50%(c)(f)		1,000	838,360
(5 year EUR Swap + 6.07%), 5.88%(c)(f)		200	192,561

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Kasikornbank PCL, (5 year CMT + 1.70%), 3.34%, 10/02/31(a)(c)	USD	200	$180,288
Krung Thai Bank PCL, (5 year CMT + 3.53%), 4.40%(a)(c)(f)		200	173,000
Nanyang Commercial Bank Ltd., 6.50%, 12/31/99		250	251,250
Philippine National Bank, 3.28%, 09/27/24(c)		200	194,037
Shinhan Financial Group Co. Ltd., (5 year CMT + 2.06%), 2.88%(a)(c)(f)		200	174,750

			7,724,315
Beverages — 0.3%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(g)		200	148,352
Ardagh Metal Packaging Finance USA LLC/Ardagh
Metal Packaging Finance PLC, 4.00%, 09/01/29(b)		400	321,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/27(b)		200	142,612
Mauser Packaging Solutions Holding Co.
4.75%, 04/15/24(c)	EUR	200	195,444
5.50%, 04/15/24(b)	USD	105	100,275
Trivium Packaging Finance BV(b)
5.50%, 08/15/26		200	188,942
8.50%, 08/15/27		354	331,912

			1,428,537
Biotechnology — 0.6%
Cidron Aida Finco SARL(c)
5.00%, 04/01/28	EUR	469	408,260
6.25%, 04/01/28	GBP	133	132,354
Grifols Escrow Issuer SA, 3.88%, 10/15/28(c)	EUR	100	86,327
Intercept Pharmaceuticals, Inc., 3.50%, 02/15/26(b)(h)	USD	2,000	1,892,500

			2,519,441
Building Materials — 0.2%
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(b)		34	21,843
CP Atlas Buyer, Inc., 7.00%, 12/01/28(b)		15	10,833
HT Troplast GmbH, 9.25%, 07/15/25(c)	EUR	192	178,068
New Enterprise Stone & Lime Co., Inc.(b)
5.25%, 07/15/28	USD	45	36,991
9.75%, 07/15/28		19	16,245
PCF GmbH, 4.75%, 04/15/26(c)	EUR	300	247,578
SRM Escrow Issuer LLC, 6.00%, 11/01/28(b)	USD	104	87,904
Standard Industries, Inc.(b)
4.38%, 07/15/30		34	26,817
3.38%, 01/15/31		3	2,213
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(b)		34	29,665

			658,157
Building Products — 0.3%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(b)		28	25,817
Foundation Building Materials, Inc., 6.00%, 03/01/29(b)		37	27,102
GYP Holdings III Corp., 4.63%, 05/01/29(b)		40	31,189
LBM Acquisition LLC, 6.25%, 01/15/29(b)		46	29,615
Lowe’s Cos., Inc., 4.45%, 04/01/62		910	777,330
Patrick Industries, Inc., 4.75%, 05/01/29(b)		11	8,187
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26(b)		78	63,415
SRS Distribution, Inc.(b)
4.63%, 07/01/28		85	74,375
6.13%, 07/01/29		124	97,833

Security		Par (000)	Value

Building Products (continued)
SRS Distribution, Inc.(b) (continued)
6.00%, 12/01/29	USD	164	$128,778
White Cap Buyer LLC, 6.88%, 10/15/28(b)		148	118,400
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26(b)(g)		45	37,462

			1,419,503
Capital Markets — 0.5%
Aretec Escrow Issuer, Inc., 7.50%, 04/01/29(b)		16	13,635
Cerah Capital Ltd., 0.00%, 08/08/24(c)(h)(i)		200	199,406
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(b)		47	38,775
Dua Capital Ltd., 2.78%, 05/11/31(c)		200	163,810
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32		120	96,177
Huarong Finance 2017 Co. Ltd., 4.75%, 04/27/27(c)		200	179,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 05/15/26		63	58,978
5.25%, 05/15/27		138	122,246
4.38%, 02/01/29		7	5,657
Kane Bidco Ltd., 6.50%, 02/15/27(c)	GBP	311	330,576
NFP Corp.(b)
4.88%, 08/15/28	USD	77	65,948
6.88%, 08/15/28		333	274,738
OWL Rock Core Income Corp., 5.50%, 03/21/25(b)		30	28,801
Sherwood Financing PLC(c)
4.50%, 11/15/26	EUR	547	479,506
6.00%, 11/15/26	GBP	235	229,007

			2,286,760
Chemicals — 0.7%
Chemours Co.
4.00%, 05/15/26	EUR	400	370,974
5.75%, 11/15/28(b)	USD	20	17,045
Diamond BC BV, 4.63%, 10/01/29(b)		132	105,560
Element Solutions, Inc., 3.88%, 09/01/28(b)		135	111,393
EverArc Escrow SARL, 5.00%, 10/30/29(b)		96	80,805
FIS Fabbrica Italiana Sintetici SpA, 5.63%, 08/01/27(c)	EUR	100	88,253
HB Fuller Co., 4.25%, 10/15/28	USD	19	15,942
Herens Holdco SARL, 4.75%, 05/15/28(b)		200	166,160
Herens Midco SARL, 5.25%, 05/15/29(c)	EUR	800	547,013
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)	USD	89	70,310
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(b)(g)		41	37,500
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29(b)		20	16,850
Lune Holdings SARL, 5.63%, 11/15/28(c)	EUR	250	210,355
Minerals Technologies, Inc., 5.00%, 07/01/28(b)	USD	33	28,720
Monitchem HoldCo 3 SA, 5.25%, 03/15/25(c)	EUR	300	288,055
Nobian Finance BV, 3.63%, 07/15/26(c)		100	80,680
Olympus Water U.S. Holding Corp., 3.88%, 10/01/28(c)		300	254,124
SCIL IV LLC/SCIL USA Holdings LLC, 4.38%, 11/01/26(c)		256	217,115
WR Grace Holdings LLC, 5.63%, 08/15/29(b)	USD	335	246,644

			2,953,498
Commercial Services & Supplies — 0.7%
AMN Healthcare, Inc., 4.00%, 04/15/29(b)		16	13,520
APX Group, Inc.(b)
6.75%, 02/15/27		91	84,394
5.75%, 07/15/29		71	54,968

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(b)	USD	8	$6,655
Avis Budget Finance PLC, BRTLS64W5, 4.75%, 01/30/26(c)	EUR	100	94,406
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(c)		300	249,464
EC Finance PLC, 3.00%, 10/15/26(c)		245	223,953
eHi Car Services Ltd., 7.75%, 11/14/24(c)	USD	200	128,000
Fortress Transportation & Infrastructure Investors LLC(b)
6.50%, 10/01/25		16	15,096
9.75%, 08/01/27		8	7,819
5.50%, 05/01/28		58	47,874
Herc Holdings, Inc., 5.50%, 07/15/27(b)		4	3,652
Hertz Corp.(b)
4.63%, 12/01/26		22	18,394
5.00%, 12/01/29		24	18,480
House of Finance NV, 4.38%, 07/15/26(c)	EUR	700	710,751
Inter Media & Communication SpA, 6.75%, 02/09/27(c)		123	114,708
Loxam SAS(c)
3.75%, 07/15/26		100	89,736
4.50%, 02/15/27		251	225,485
5.75%, 07/15/27		100	82,005
Metis Merger Sub LLC, 6.50%, 05/15/29(b)	USD	38	30,197
NESCO Holdings II, Inc., 5.50%, 04/15/29(b)		57	47,737
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29(b)		2	1,585
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
5.75%, 04/15/26		15	13,987
6.25%, 01/15/28		116	97,045
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(b)		200	171,664
Verisure Midholding AB, 5.25%, 02/15/29(c)	EUR	345	274,801
Williams Scotsman International, Inc., 4.63%, 08/15/28(b)	USD	46	39,215

			2,865,591
Communications Equipment(b) — 0.1%
Avaya, Inc., 6.13%, 09/15/28		317	206,842
Ciena Corp., 4.00%, 01/31/30		19	16,399
CommScope Technologies LLC, 6.00%, 06/15/25		51	44,115
CommScope, Inc.
6.00%, 03/01/26		23	21,184
8.25%, 03/01/27		10	7,905
7.13%, 07/01/28		77	58,526
4.75%, 09/01/29		76	61,309
Viasat, Inc.
5.63%, 09/15/25		42	33,971
6.50%, 07/15/28		41	28,242

			478,493
Construction & Engineering — 0.0%
Celestial Miles Ltd., (5 year CMT + 8.21%), 5.75%(a)(c)(f)		200	200,037

Construction Materials(b) — 0.0%
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		20	16,282
IAA, Inc., 5.50%, 06/15/27		34	31,669
Thor Industries, Inc., 4.00%, 10/15/29		30	23,760
Winnebago Industries, Inc., 6.25%, 07/15/28		22	20,146

			91,857
Consumer Discretionary — 0.7%
APi Escrow Corp., 4.75%, 10/15/29(b)		18	14,535

Security		Par (000)	Value

Consumer Discretionary (continued)
APi Group DE, Inc., 4.13%, 07/15/29(b)	USD	24	$19,061
Carnival Corp.
10.13%, 02/01/26(c)	EUR	400	414,045
10.50%, 02/01/26(b)	USD	119	118,461
7.63%, 03/01/26(c)	EUR	202	165,507
5.75%, 03/01/27(b)	USD	147	106,175
9.88%, 08/01/27(b)		64	62,400
4.00%, 08/01/28(b)		145	118,900
6.00%, 05/01/29(b)		102	71,666
CoreLogic, Inc., 4.50%, 05/01/28(b)		78	60,060
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26(b)		25	20,950
Life Time, Inc.(b)
5.75%, 01/15/26		51	45,720
8.00%, 04/15/26		1,291	1,150,604
NCL Corp. Ltd., 5.88%, 03/15/26(b)		49	38,460
NCL Finance Ltd., 6.13%, 03/15/28(b)		29	21,098
Nielsen Finance LLC/Nielsen Finance Co.(b)
5.63%, 10/01/28		69	64,080
5.88%, 10/01/30		165	151,496
Royal Caribbean Cruises Ltd.(b)
10.88%, 06/01/23		25	25,084
9.13%, 06/15/23		33	32,636
11.50%, 06/01/25		27	27,742
5.50%, 08/31/26		42	31,185
5.50%, 04/01/28		50	34,750
Viking Cruises Ltd., 7.00%, 02/15/29(b)		78	58,408
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(b)		42	33,117

			2,886,140
Consumer Finance — 0.6%
American Express Co., (5 year CMT + 2.85%), 3.55%(a)(f)		440	357,988
Encore Capital Group, Inc.(c)
4.88%, 10/15/25	EUR	200	201,730
4.25%, 06/01/28	GBP	100	100,184
Global Payments, Inc., 2.90%, 05/15/30	USD	265	223,603
HealthEquity, Inc., 4.50%, 10/01/29(b)		76	66,500
MPH Acquisition Holdings LLC, 5.50%, 09/01/28(b)		38	33,820
Muthoot Finance Ltd., 4.40%, 09/02/23(c)		200	194,000
Navient Corp., 5.50%, 03/15/29		48	37,004
Nexi SpA, 0.00%, 02/24/28(c)(i)	EUR	200	136,433
OneMain Finance Corp.
6.88%, 03/15/25	USD	29	27,485
6.63%, 01/15/28		35	31,282
5.38%, 11/15/29		12	9,724
4.00%, 09/15/30		18	13,343
S&P Global, Inc.
3.70%, 03/01/52(b)		150	128,055
2.30%, 08/15/60		99	60,337
Sabre Global, Inc.(b)
9.25%, 04/15/25		56	53,959
7.38%, 09/01/25		27	25,043
Sun Hung Kai & Co. BVI Ltd., 5.75%, 11/15/24(c)		200	195,663
Verscend Escrow Corp., 9.75%, 08/15/26(b)		618	601,005

			2,497,158
Containers & Packaging — 0.4%
Clydesdale Acquisition Holdings, Inc.(b)
6.63%, 04/15/29		121	113,695
8.75%, 04/15/30		80	69,006

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
iQIYI, Inc., 4.00%, 12/15/26(h)	USD	1,796	$1,193,442
Kleopatra Finco SARL, 4.25%, 03/01/26(c)	EUR	200	170,816
LABL, Inc., 5.88%, 11/01/28(b)	USD	48	38,756

			1,585,715

Diversified Consumer Services — 0.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.63%, 07/15/26		448	411,098
9.75%, 07/15/27		473	400,319
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL
3.63%, 06/01/28(c)	EUR	100	78,854
4.63%, 06/01/28(b)	USD	200	164,941
4.88%, 06/01/28(c)	GBP	300	286,400
Clarivate Science Holdings Corp.(b)
3.88%, 07/01/28	USD	121	101,097
4.88%, 07/01/29		125	102,625
Rekeep SpA, 7.25%, 02/01/26(c)	EUR	515	465,009

			2,010,343

Diversified Financial Services — 1.7%
Ally Financial, Inc., Series B, (5 year CMT + 3.87%), 4.70%(a)(f)	USD	550	436,158
Barclays PLC, (5 year UK Government Bond + 6.02%), 6.38%(a)(c)(f)	GBP	200	223,983
Castlelake Aviation Finance DAC, 5.00%, 04/15/27(b)	USD	13	10,792
Central Garden & Pet Co.
4.13%, 10/15/30		2	1,641
4.13%, 04/30/31(b)		35	28,097
Citigroup, Inc., Series W, (5 year CMT + 3.60%), 4.00%(a)(f)		325	281,125
Deutsche Bank AG(a)(c)
(5 year EUR Swap + 4.55%), 4.50%(f)	EUR	600	489,103
(5 year EURIBOR ICE Swap Rate + 3.30%), 4.00%, 06/24/32		300	287,505
Garfunkelux Holdco 3 SA(c)
6.75%, 11/01/25		600	557,847
7.75%, 11/01/25	GBP	400	435,794
Global Aircraft Leasing Co. Ltd.(b)(g)
(6.50% Cash or 7.25% PIK), 6.50%, 09/15/24	USD	34	25,546
Series 2021, (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24		49	37,118
HSBC Holdings PLC, (SOFR + 2.53%), 4.76%, 03/29/33(a)		960	885,473
Intrum AB, 3.00%, 09/15/27(c)	EUR	500	402,748
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/29(b)	USD	13	10,003
Lloyds Banking Group PLC, (5 year USD Swap + 4.76%), 7.50%(a)(f)		600	582,000
Morgan Stanley, (SOFR + 2.62%), 5.30%, 04/20/37(a)		820	794,087
Royal Capital BV, (5 year CMT + 7.40%), 5.00%(a)(c)(f)		200	195,600
Shriram Transport Finance Co. Ltd., 5.10%, 07/16/23(c)		400	384,000
Spectrum Brands, Inc.(b)
5.00%, 10/01/29		17	14,701
5.50%, 07/15/30		13	11,699
UBS Group AG, (1 year CMT + 1.55%), 4.49%, 05/12/26(a)(b)		885	881,619

Security		Par (000)	Value

Diversified Financial Services (continued)
UniCredit SpA, (5 year EUR Swap + 4.93%), 5.38%(a)(c)(f)	EUR	400	$360,585
VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.38%, 02/01/30(b)	USD	24	19,200

			7,356,424

Diversified Telecommunication Services — 1.0%
Consolidated Communications, Inc., 6.50%, 10/01/28(b)		146	124,185
Frontier Communications Holdings LLC, 8.75%, 05/15/30(b)		160	161,758
Level 3 Financing, Inc.(b)
3.40%, 03/01/27		13	11,197
4.25%, 07/01/28		33	26,441
3.63%, 01/15/29		37	28,529
3.75%, 07/15/29		17	13,145
Lumen Technologies, Inc.
5.13%, 12/15/26(b)		144	121,222
4.00%, 02/15/27(b)		23	19,452
4.50%, 01/15/29(b)		10	7,444
5.38%, 06/15/29(b)		88	69,676
Series U, 7.65%, 03/15/42		50	38,375
SoftBank Group Corp.(c)
2.13%, 07/06/24	EUR	400	375,166
4.75%, 07/30/25		100	92,914
3.13%, 09/19/25		400	351,122
2.88%, 01/06/27		100	80,923
5.00%, 04/15/28		100	83,123
3.38%, 07/06/29		100	71,864
(5 year USD ICE Swap + 4.23%), 6.00%(a)(f)	USD	200	178,000
Sprint Capital Corp.
6.88%, 11/15/28		27	28,391
8.75%, 03/15/32		81	97,482
Switch Ltd., 4.13%, 06/15/29(b)		103	101,954
Telecom Italia Capital SA
6.38%, 11/15/33		13	10,039
7.72%, 06/04/38		2	1,543
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	100	108,063
Telecom Italia SpA(c)
2.88%, 01/28/26		400	376,042
3.63%, 05/25/26		200	193,871
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30(b)	USD	30	20,754
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28(b)		47	38,652
Verizon Communications, Inc.
2.88%, 11/20/50		150	106,442
3.70%, 03/22/61		247	193,999
Zayo Group Holdings, Inc.(b)
4.00%, 03/01/27		310	257,173
6.13%, 03/01/28		1,226	885,307

			4,274,248

Electric Utilities — 0.3%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(c)		200	163,600
Dominion Energy, Inc., Series C, (5 year CMT + 3.20%), 4.35%(a)(f)		355	291,988
Edison International, Series A, (5 year CMT + 4.70%), 5.38%(a)(f)		350	284,375

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
Greenko Solar Mauritius Ltd., 5.55%, 01/29/25	USD	200	$186,250
JSW Hydro Energy Ltd., 4.13%, 05/18/31(c)		184	146,740
NextEra Energy Capital Holdings, Inc., (5 year CMT + 2.55%), 3.80%, 03/15/82(a)		275	220,757
Pacific Gas & Electric Co., 4.20%, 06/01/41		310	227,002

			1,520,712

Electrical Equipment — 0.0%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26(b)		70	64,925
GrafTech Finance, Inc., 4.63%, 12/15/28(b)		29	23,475
Pearl Holding II Ltd., (6.00% PIK), 6.00%(c)(f)(g)		95	3,884
Pearl Holding III Ltd., 9.00%, 10/22/25(c)		76	27,170

			119,454

Electronic Equipment, Instruments & Components(b) — 0.0%
Energizer Holdings, Inc., 4.75%, 06/15/28		29	23,018
Imola Merger Corp., 4.75%, 05/15/29		112	93,706
Vertiv Group Corp., 4.13%, 11/15/28		116	94,183

			210,907

Energy Equipment & Services — 0.2%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27		45	41,034
6.25%, 04/01/28		81	71,709
CGG SA, 7.75%, 04/01/27(c)	EUR	403	358,975
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 09/01/27	USD	389	345,238
Vallourec SA, 8.50%, 06/30/26(c)	EUR	72	69,680
Weatherford International Ltd.(b)
6.50%, 09/15/28	USD	2	1,795
8.63%, 04/30/30		39	32,362

			920,793

Entertainment — 0.6%
AMC Entertainment Holdings, Inc., 7.50%, 02/15/29(b)		82	69,290
iQIYI, Inc., 2.00%, 04/01/25(h)		2,151	1,731,555
Lindblad Expeditions LLC, 6.75%, 02/15/27(b)		47	40,302
NCL Corp. Ltd., 7.75%, 02/15/29(b)		1,139	871,335

			2,712,482

Environmental, Maintenance & Security Service — 0.1%
Covanta Holding Corp.
4.88%, 12/01/29(b)		41	33,363
5.00%, 09/01/30		14	11,428
GFL Environmental, Inc.(b)
5.13%, 12/15/26		235	224,730
4.00%, 08/01/28		4	3,300
4.75%, 06/15/29		54	44,685
4.38%, 08/15/29		69	55,545
Tervita Corp., 11.00%, 12/01/25(b)		18	19,575
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		123	109,261

			501,887

Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.
3.10%, 06/15/50		743	513,629
2.95%, 01/15/51		859	581,615
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27(b)		31	25,706
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28(b)		29	24,766

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/26(b)	USD	28	$24,080
Iron Mountain, Inc.(b)
5.25%, 07/15/30		30	26,082
5.63%, 07/15/32		40	33,823
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		89	78,953
4.50%, 02/15/29(b)		15	12,718
RLJ Lodging Trust LP, 4.00%, 09/15/29(b)		17	13,964
Service Properties Trust
4.35%, 10/01/24		5	4,063
7.50%, 09/15/25		16	14,660

			1,354,059

Food & Staples Retailing — 0.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
5.88%, 02/15/28		38	35,516
4.88%, 02/15/30		72	61,765
Bellis Acquisition Co. PLC(c)
3.25%, 02/16/26	GBP	300	283,022
4.50%, 02/16/26		100	97,384
Casino Guichard Perrachon SA(c)
3.58%, 02/07/25	EUR	500	384,843
6.63%, 01/15/26		100	75,976
5.25%, 04/15/27		300	209,922
Iceland Bondco PLC(c)
4.63%, 03/15/25	GBP	100	93,942
4.38%, 05/15/28		100	80,342
Kraft Heinz Foods Co.
4.88%, 10/01/49	USD	68	60,061
5.50%, 06/01/50		120	115,190
Lamb Weston Holdings, Inc., 4.38%, 01/31/32(b)		58	50,460
Market Bidco Finco PLC, 5.50%, 11/04/27(c)	GBP	467	432,044
Ocado Group PLC, 3.88%, 10/08/26(c)		379	369,995
Performance Food Group, Inc., 4.25%, 08/01/29(b)	USD	60	50,100
Picard Groupe SAS, 3.88%, 07/01/26(c)	EUR	500	426,941
Post Holdings, Inc.(b)
5.50%, 12/15/29	USD	8	7,152
4.63%, 04/15/30		33	27,844
4.50%, 09/15/31		29	23,718
Premier Foods Finance PLC, 3.50%, 10/15/26(c)	GBP	100	105,601
U.S. Foods, Inc., 4.75%, 02/15/29(b)	USD	68	59,445
United Natural Foods, Inc., 6.75%, 10/15/28(b)		8	7,476

			3,058,739

Food Products — 0.2%
Aramark Services, Inc.(b)
5.00%, 04/01/25		133	127,433
5.00%, 02/01/28		27	24,468
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(b)		174	159,796
Knight Castle Investments Ltd., 7.99%, 01/23/21(d)(e)(j)		300	210,000
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29(b)		57	48,188
Tereos Finance Groupe I SA, 7.50%, 10/30/25(c)	EUR	200	205,710

			775,595

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(b)	USD	17	$14,456

Health Care Equipment & Supplies(b) — 0.0%
Avantor Funding, Inc.
4.63%, 07/15/28		85	77,919
3.88%, 11/01/29		60	52,479
Embecta Corp., 6.75%, 02/15/30		27	24,309

			154,707

Health Care Providers & Services — 0.7%
Acadia Healthcare Co., Inc.(b)
5.50%, 07/01/28		23	21,489
5.00%, 04/15/29		7	6,284
AdaptHealth LLC(b)
6.13%, 08/01/28		14	12,383
5.13%, 03/01/30		5	4,215
AHP Health Partners, Inc., 5.75%, 07/15/29(b)		77	56,572
Cano Health LLC, 6.25%, 10/01/28(b)		49	40,072
CHS/Community Health Systems, Inc.(b)
8.00%, 03/15/26		201	183,049
5.63%, 03/15/27		131	110,874
6.00%, 01/15/29		116	96,097
6.88%, 04/15/29		35	22,575
6.13%, 04/01/30		78	47,580
Encompass Health Corp.
4.50%, 02/01/28		7	5,993
4.75%, 02/01/30		10	8,380
HCA, Inc., 4.63%, 03/15/52(b)		1,355	1,084,084
Legacy LifePoint Health LLC(b)
6.75%, 04/15/25		38	36,731
4.38%, 02/15/27		39	33,416
LifePoint Health, Inc., 5.38%, 01/15/29(b)		35	25,725
Medline Borrower LP, 5.25%, 10/01/29(b)		313	257,067
ModivCare, Inc., 5.88%, 11/15/25(b)		16	14,720
Owens & Minor, Inc., 6.63%, 04/01/30(b)		25	22,837
Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)		83	70,840
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)		9	8,753
Surgery Center Holdings, Inc.(b)
6.75%, 07/01/25		369	338,203
10.00%, 04/15/27		57	55,213
Tenet Healthcare Corp.(b)
4.88%, 01/01/26		31	28,520
6.25%, 02/01/27		13	11,965
5.13%, 11/01/27		255	229,500
4.63%, 06/15/28		17	14,803
6.13%, 10/01/28		50	42,789
4.25%, 06/01/29		14	11,791

			2,902,520

Health Care Technology — 0.2%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(b)		385	374,871
Chrome Bidco SASU, 3.50%, 05/31/28(c)	EUR	275	235,826
Minerva Merger Sub, Inc., 6.50%, 02/15/30(b)	USD	189	157,170
Syneos Health, Inc., 3.63%, 01/15/29(b)		16	13,549

			781,416

Hotels, Restaurants & Leisure — 2.0%
1011778 BC ULC/New Red Finance, Inc.(b)
3.88%, 01/15/28		6	5,208

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
1011778 BC ULC/New Red Finance, Inc.(b) (continued)
4.00%, 10/15/30	USD	10	$8,025
Accor SA(c)
0.70%, 12/07/27	EUR	132	56,903
(5 year EUR Swap + 4.56%), 4.38%(a)(f)		200	182,347
Affinity Gaming, 6.88%, 12/15/27(b)	USD	2	1,680
Boyd Gaming Corp.
4.75%, 12/01/27		35	31,675
4.75%, 06/15/31(b)		64	54,081
Boyne USA, Inc., 4.75%, 05/15/29(b)		52	45,029
Burger King France SAS, (3 mo. EURIBOR + 4.75%),
4.75%, 11/01/26(a)(c)	EUR	275	265,784
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25	USD	210	202,383
8.13%, 07/01/27		223	215,474
4.63%, 10/15/29		160	124,400
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)		92	87,981
Carnival Corp., 7.63%, 03/01/26(b)		22	17,040
CCM Merger, Inc., 6.38%, 05/01/26(b)		30	27,313
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(b)		94	85,540
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.50%, 05/01/25(b)		72	69,840
6.50%, 10/01/28		10	9,491
Champion Path Holdings Ltd.(c)
4.50%, 01/27/26		200	124,000
4.85%, 01/27/28		200	114,350
Churchill Downs, Inc., 4.75%, 01/15/28(b)		124	110,360
Cirsa Finance International SARL(c)
6.25%, 12/20/23	EUR	170	169,079
4.50%, 03/15/27		183	154,379
Codere Finance 2 Luxembourg SA, (8.00% Cash or 3.00% PIK), 11.00%, 09/30/26(c)(g)		151	164,311
Constellation Merger Sub, Inc., 8.50%, 09/15/25(b)	USD	1,469	1,286,038
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.(b)
4.63%, 01/15/29		59	50,298
6.75%, 01/15/30		81	62,167
Food Service Project SA, 5.50%, 01/21/27(c)	EUR	326	292,949
Fortune Star BVI Ltd.(c)
5.95%, 10/19/25	USD	400	244,000
5.00%, 05/18/26		352	211,200
Gamma Bidco SpA, 5.13%, 07/15/25(c)	EUR	120	113,179
Haidilao International Holding Ltd., 2.15%, 01/14/26(c)	USD	200	152,000
Hilton Domestic Operating Co., Inc., 4.00%, 05/01/31(b)		9	7,479
Melco Resorts Finance Ltd.(c)
4.88%, 06/06/25		500	373,010
5.25%, 04/26/26		200	140,000
5.63%, 07/17/27		200	134,880
MGM China Holdings Ltd.(c)
5.38%, 05/15/24		400	338,000
5.25%, 06/18/25		200	153,912
5.88%, 05/15/26		200	151,850
Midco GB SASU, (7.75% PIK), 7.75%, 11/01/27(c)(g)	EUR	250	252,522
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)	USD	43	35,045
Minor International PCL, (5 year CMT + 7.92%), 2.70%(a)(c)(f)		200	183,537

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)	USD	45	$47,232
Powdr Corp., 6.00%, 08/01/25(b)		41	40,693
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(b)
5.63%, 09/01/29		21	14,951
5.88%, 09/01/31		21	14,574
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26(b)		31	27,125
Royal Caribbean Cruises Ltd., 5.38%, 07/15/27(b)		41	29,802
Scientific Games International, Inc.(b)
8.63%, 07/01/25		40	41,004
7.00%, 05/15/28		40	37,537
7.25%, 11/15/29		33	30,948
Sisal SpA, 7.00%, 07/31/23(c)	EUR	69	71,486
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)	USD	56	56,690
Station Casinos LLC(b)
4.50%, 02/15/28		29	24,494
4.63%, 12/01/31		49	38,220
Stonegate Pub Co. Financing PLC(c)
8.00%, 07/13/25	GBP	640	712,851
8.25%, 07/31/25		100	111,170
Studio City Finance Ltd.
6.00%, 07/15/25(c)	USD	200	127,000
5.00%, 01/15/29(b)		200	99,725
Vail Resorts, Inc., 6.25%, 05/15/25(b)		31	30,962
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(b)		14	12,245
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
5.25%, 05/15/27(b)		36	30,834
Wynn Macau Ltd.(c)
4.88%, 10/01/24		600	435,372
5.50%, 01/15/26		400	276,500
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
7.75%, 04/15/25		41	39,904
5.13%, 10/01/29		74	58,282

			8,918,340

Household Durables — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co.(b)
6.63%, 01/15/28		10	8,500
4.63%, 08/01/29		43	32,250
4.63%, 04/01/30		58	42,592
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC(b)
5.00%, 06/15/29		37	27,975
4.88%, 02/15/30		76	55,214
Installed Building Products, Inc., 5.75%, 02/01/28(b)		18	15,992
K Hovnanian Enterprises, Inc.(b)
10.00%, 11/15/25		12	12,722
7.75%, 02/15/26		59	57,820
KB Home, 7.25%, 07/15/30		10	9,475
Mattamy Group Corp.(b)
5.25%, 12/15/27		20	16,332
4.63%, 03/01/30		34	24,848
NCR Corp.(b)
5.75%, 09/01/27		4	3,550
5.00%, 10/01/28		21	17,806
5.13%, 04/15/29		38	32,138
6.13%, 09/01/29		36	31,135
Newell Brands, Inc., 5.75%, 04/01/46		650	529,750

Security		Par (000)	Value

Household Durables (continued)
Nobel Bidco BV, 3.13%, 06/15/28(c)	EUR	300	$210,638
SWF Escrow Issuer Corp., 6.50%, 10/01/29(b)	USD	89	59,853
Tri Pointe Homes, Inc., 5.70%, 06/15/28		11	9,493

			1,198,083

Household Products — 0.0%
Energizer Holdings, Inc., 6.50%, 12/31/27(b)		17	14,896

Independent Power and Renewable Electricity Producers — 0.6%
Adani Green Energy Ltd., 4.38%, 09/08/24(c)		200	179,250
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24(c)		200	190,725
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24(c)		200	188,662
Calpine Corp.(b)
5.13%, 03/15/28		68	59,860
4.63%, 02/01/29		22	18,310
5.00%, 02/01/31		79	63,866
Clearway Energy Operating LLC, 4.75%, 03/15/28(b)		31	27,890
Cullinan Holdco Scsp, 4.63%, 10/15/26(c)	EUR	700	591,205
Greenko Dutch BV, 3.85%, 03/29/26(c)	USD	388	328,830
Greenko Power II Ltd., 4.30%, 12/13/28(c)		195	155,423
Greenko Wind Projects Mauritius Ltd., 5.50%, 04/06/25(c)		200	185,750
India Green Power Holdings, 4.00%, 02/22/27(c)		250	193,750
ReNew Power Pvt Ltd., 5.88%, 03/05/27(c)		400	362,575
SMC Global Power Holdings Corp., (5 year CMT + 7.16%), 5.45%(a)(c)(f)		200	180,500

			2,726,596

Insurance — 0.8%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29(b)		41	32,094
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(b)
4.25%, 10/15/27		4	3,462
6.75%, 10/15/27		589	522,667
5.88%, 11/01/29		209	173,430
AmWINS Group, Inc., 4.88%, 06/30/29(b)		69	56,506
FWD Group Ltd.(c)
5.75%, 07/09/24		200	197,100
(5 year CMT + 4.88%), 6.38%(a)(f)		200	189,350
Galaxy Bidco Ltd., 6.50%, 07/31/26(c)	GBP	800	891,064
Genworth Holdings, Inc., 6.50%, 06/15/34	USD	1,000	792,500
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		33	30,893
HUB International Ltd.(b)
7.00%, 05/01/26		308	289,643
5.63%, 12/01/29		7	5,782
Liberty Mutual Group, Inc., (5 year EUR Swap + 3.70%),
3.63%, 05/23/59(a)(c)	EUR	100	94,183
Peak RE Bvi Holding Ltd., (5 year CMT + 5.01%), 5.35%(a)(c)(f)	USD	200	160,000
Ryan Specialty Group LLC, 4.38%, 02/01/30(b)		24	20,880

			3,459,554

Interactive Media & Services — 0.2%
Arches Buyer, Inc., 4.25%, 06/01/28(b)		23	18,727
iliad SA(c)
1.50%, 10/14/24	EUR	100	97,251
1.88%, 02/11/28		200	166,624
Iliad SA, 2.38%, 06/17/26(c)		200	183,391
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.(b)
4.75%, 04/30/27	USD	50	41,178
6.00%, 02/15/28		45	32,338

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interactive Media & Services (continued)
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.(b) (continued)
10.75%, 06/01/28	USD	19	$16,906
Twitter, Inc.(b)
3.88%, 12/15/27		8	7,542
5.00%, 03/01/30		16	15,180
United Group BV(c)
4.88%, 07/01/24	EUR	200	190,310
4.00%, 11/15/27		200	158,735
4.63%, 08/15/28		200	160,024

			1,088,206

Internet & Direct Marketing Retail — 0.3%
Amazon.com, Inc., 2.70%, 06/03/60	USD	1,281	867,659
Very Group Funding PLC, 6.50%, 08/01/26(c)	GBP	350	323,086

			1,190,745

Internet Software & Services(b) — 0.1%
Endurance International Group Holdings, Inc., 6.00%, 02/15/29	USD	19	13,711
Match Group Holdings II LLC, 3.63%, 10/01/31		19	14,963
Uber Technologies, Inc.
8.00%, 11/01/26		64	63,712
7.50%, 09/15/27		191	185,037
6.25%, 01/15/28		38	35,144
4.50%, 08/15/29		207	170,257

			482,824

IT Services — 0.5%
Ahead DB Holdings LLC, 6.63%, 05/01/28(b)		31	25,699
Booz Allen Hamilton, Inc., 4.00%, 07/01/29(b)		62	54,060
CA Magnum Holdings, 5.38%, 10/31/26(c)		200	173,000
Centurion Bidco SpA, 5.88%, 09/30/26(c)	EUR	512	469,833
Condor Merger Sub, Inc., 7.38%, 02/15/30(b)	USD	583	473,845
Dun & Bradstreet Corp., 5.00%, 12/15/29(b)		125	107,969
Fair Isaac Corp., 4.00%, 06/15/28(b)		35	31,004
La Financiere Atalian SASU(c)
4.00%, 05/15/24	EUR	100	80,692
5.13%, 05/15/25		300	239,758
6.63%, 05/15/25	GBP	220	202,826
Science Applications International Corp., 4.88%, 04/01/28(b)	USD	47	43,827
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25(b)		39	36,689
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.,
3.88%, 02/01/29(b)		50	41,882

			1,981,084

Leisure Products — 0.0%
Mattel, Inc.
6.20%, 10/01/40		29	27,695
5.45%, 11/01/41		65	57,054

			84,749

Machinery — 0.3%
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK),
13.00%, 02/15/25(b)(g)		23	22,310
Madison IAQ LLC, 5.88%, 06/30/29(b)		87	66,670
OT Merger Corp., 7.88%, 10/15/29(b)		21	12,061
Renk AG/Frankfurt am Main, 5.75%, 07/15/25(c)	EUR	200	190,727
Schenck Process Holding GmbH/Darmstadt, 5.38%, 06/15/23(c)		100	100,819

Security		Par (000)	Value

Machinery (continued)
Terex Corp., 5.00%, 05/15/29(b)	USD	47	$39,950
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26(b)		292	268,406
TK Elevator Holdco GmbH, 6.63%, 07/15/28(c)	EUR	90	80,442
TK Elevator Midco GmbH, 4.38%, 07/15/27(c)		415	374,662
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(b)	USD	265	236,265

			1,392,312

Media — 3.0%
Altice Financing SA
2.25%, 01/15/25(c)	EUR	600	550,237
3.00%, 01/15/28(c)		100	78,054
4.25%, 08/15/29(c)		200	157,716
5.75%, 08/15/29(b)	USD	400	321,000
Altice France Holding SA
8.00%, 05/15/27(c)	EUR	100	85,926
10.50%, 05/15/27(b)	USD	300	251,742
AMC Networks, Inc., 4.25%, 02/15/29		26	21,065
Banijay Group SAS, 6.50%, 03/01/26(c)	EUR	200	174,821
Block Communications, Inc., 4.88%, 03/01/28(b)	USD	6	5,070
Cable One, Inc., 4.00%, 11/15/30(b)		15	12,322
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%, 02/01/28(b)		8	7,382
4.75%, 03/01/30(b)		10	8,553
4.50%, 08/15/30(b)		147	122,051
4.25%, 02/01/31(b)		117	95,355
4.75%, 02/01/32(b)		50	40,940
4.50%, 05/01/32		104	84,209
4.50%, 06/01/33(b)		41	32,309
4.25%, 01/15/34(b)		156	120,510
Cengage Learning, Inc., 9.50%, 06/15/24(b)		1,000	925,000
Charter Communications Operating LLC/Charter Communications Operating Capital
3.70%, 04/01/51		105	71,053
4.40%, 12/01/61		600	431,525
Clear Channel Outdoor Holdings, Inc.(b)
5.13%, 08/15/27		326	275,252
7.75%, 04/15/28		170	123,687
7.50%, 06/01/29		196	140,936
CMG Media Corp., 8.88%, 12/15/27(b)		194	153,262
Comcast Corp.
3.75%, 04/01/40		110	96,411
2.94%, 11/01/56		54	37,524
2.99%, 11/01/63		925	630,917
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(b)		585	525,699
CSC Holdings LLC, 5.75%, 01/15/30(b)		200	145,506
Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.88%, 08/15/27(b)		83	70,805
DISH DBS Corp.
5.25%, 12/01/26(b)		251	196,744
5.75%, 12/01/28(b)		166	122,908
5.13%, 06/01/29		123	74,740
Frontier Communications Holdings LLC(b)
5.88%, 10/15/27		79	71,029
5.00%, 05/01/28		67	56,950
6.75%, 05/01/29		107	88,007
6.00%, 01/15/30		87	66,942

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Globe Telecom, Inc., (5 year CMT + 5.53%), 4.20%(a)(c)(f)	USD	200	$186,000
Iliad Holding SASU(b)
6.50%, 10/15/26		200	179,994
7.00%, 10/15/28		200	173,987
Intrado Corp., 8.50%, 10/15/25(b)		570	492,067
Kaixo Bondsco Telecom SA, 5.13%, 09/30/29(c)	EUR	131	103,991
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)	USD	180	167,909
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(g)		1,786	968,754
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)		136	106,080
Live Nation Entertainment, Inc.(b)
4.88%, 11/01/24		6	5,730
6.50%, 05/15/27		292	287,159
4.75%, 10/15/27		60	53,191
3.75%, 01/15/28		18	15,525
Lorca Telecom Bondco SA, 4.00%, 09/18/27(c)	EUR	446	390,132
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(c)(f)	USD	400	370,200
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
5.00%, 08/15/27		118	103,102
4.25%, 01/15/29		4	3,186
4.63%, 03/15/30		2	1,576
Radiate Holdco LLC/Radiate Finance, Inc.(b)
4.50%, 09/15/26		100	86,228
6.50%, 09/15/28		307	237,273
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)		109	86,455
Sirius XM Radio, Inc.(b)
5.00%, 08/01/27		19	17,623
4.00%, 07/15/28		56	48,440
3.88%, 09/01/31		93	74,051
Stagwell Global LLC, 5.63%, 08/15/29(b)		48	38,569
Summer BC Holdco A SARL, 9.25%, 10/31/27(c)	EUR	451	363,303
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25(c)(g)		419	355,125
Tele Columbus AG, 3.88%, 05/02/25(c)		500	438,934
Univision Communications, Inc.(b)
6.63%, 06/01/27	USD	50	47,605
7.38%, 06/30/30		23	22,483
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28(c)	GBP	100	97,384
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)	USD	200	165,494
VZ Secured Financing BV, 3.50%, 01/15/32(c)	EUR	170	133,687
Walt Disney Co., 2.75%, 09/01/49	USD	1,281	914,370

			13,209,766

Metals & Mining — 0.8%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24(c)		200	199,500
Allegheny Technologies, Inc.
4.88%, 10/01/29		18	14,355
5.13%, 10/01/31		48	36,770
Arconic Corp., 6.13%, 02/15/28(b)		40	37,351
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		215	199,508
Carpenter Technology Corp.
6.38%, 07/15/28		5	4,463
7.63%, 03/15/30		38	34,895
China Hongqiao Group Ltd., 6.25%, 06/08/24(c)		200	184,663
Commercial Metals Co., 4.38%, 03/15/32		14	11,467

Security		Par (000)	Value

Metals & Mining (continued)
Constellium SE, 5.88%, 02/15/26(b)	USD	250	$233,413
ERO Copper Corp., 6.50%, 02/15/30(b)		23	18,458
FMG Resources August 2006 Pty. Ltd., 6.13%, 04/15/32(b)		72	64,800
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28(b)		5	5,163
JSW Infrastructure Ltd., 4.95%, 01/21/29(c)		200	155,975
JSW Steel Ltd.(c)
5.38%, 04/04/25		200	183,750
3.95%, 04/05/27		200	160,500
Kaiser Aluminum Corp.(b)
4.63%, 03/01/28		29	24,143
4.50%, 06/01/31		88	66,605
Mineral Resources Ltd.(b)
8.00%, 11/01/27		23	22,425
8.50%, 05/01/30		19	18,715
New Gold, Inc., 7.50%, 07/15/27(b)		100	87,000
Novelis Corp.(b)
4.75%, 01/30/30		168	139,638
3.88%, 08/15/31		159	122,460
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29(c)	EUR	100	82,400
Periama Holdings LLC, 5.95%, 04/19/26(c)	USD	400	356,000
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29(b)		22	18,720
U.S. Steel Corp., 6.88%, 03/01/29		50	43,630
Vedanta Resources Finance II PLC(c)
8.00%, 04/23/23		213	177,163
13.88%, 01/21/24		712	633,680
Vedanta Resources Ltd., 6.13%, 08/09/24(c)		200	121,260

			3,458,870

Multiline Retail — 0.1%
Dufry One BV(c)
2.50%, 10/15/24	EUR	100	94,700
0.75%, 03/30/26	CHF	200	158,753
NMG Holding Co., Inc./Neiman Marcus Group LLC,
7.13%, 04/01/26(b)	USD	86	79,256

			332,709

Multi-Utilities — 0.0%
ENN Clean Energy International Investment Ltd., 3.38%, 05/12/26(c)		200	181,352

Oil, Gas & Consumable Fuels — 3.6%
Aethon United BR LP/Aethon United Finance Corp.,
8.25%, 02/15/26(b)		115	111,751
Antero Midstream Partners LP/Antero Midstream Finance Corp.(b)
5.75%, 03/01/27		32	29,760
5.75%, 01/15/28		6	5,463
5.38%, 06/15/29		37	33,136
Antero Resources Corp., 7.63%, 02/01/29(b)		32	32,553
Apache Corp.
4.25%, 01/15/30		35	31,019
5.10%, 09/01/40		31	26,176
5.25%, 02/01/42		14	11,711
5.35%, 07/01/49		11	8,692
Arcosa, Inc., 4.38%, 04/15/29(b)		68	57,702
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		100	125,518
5.88%, 06/30/29		41	36,080
Buckeye Partners LP
4.13%, 03/01/25(b)		5	4,629
5.85%, 11/15/43		28	19,880

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Buckeye Partners LP (continued)
5.60%, 10/15/44	USD	18	$12,535
Callon Petroleum Co.
6.13%, 10/01/24		19	19,293
9.00%, 04/01/25(b)		118	125,080
6.38%, 07/01/26		23	21,218
8.00%, 08/01/28(b)		172	165,223
7.50%, 06/15/30(b)		98	90,174
Cellnex Telecom SA(c)
1.75%, 10/23/30	EUR	200	149,136
Series CLNX, 0.75%, 11/20/31		1,100	785,036
Centennial Resource Production LLC, 6.88%, 04/01/27(b)	USD	41	38,935
Central Parent, Inc./Central Merger Sub, Inc., 7.25%, 06/15/29(b)		100	96,250
Cheniere Energy, Inc., 4.63%, 10/15/28		27	24,315
Chesapeake Energy Corp.(b)
5.88%, 02/01/29		5	4,715
6.75%, 04/15/29		93	89,934
Citgo Holding, Inc., 9.25%, 08/01/24(b)		2,455	2,375,212
CITGO Petroleum Corp.(b)
7.00%, 06/15/25		54	52,245
6.38%, 06/15/26		51	47,082
Civitas Resources, Inc., 5.00%, 10/15/26(b)		16	14,360
CNX Midstream Partners LP, 4.75%, 04/15/30(b)		49	41,160
CNX Resources Corp., 6.00%, 01/15/29(b)		16	14,947
Colgate Energy Partners III LLC(b)
7.75%, 02/15/26		25	23,766
5.88%, 07/01/29		63	55,204
Comstock Resources, Inc.(b)
6.75%, 03/01/29		95	85,066
5.88%, 01/15/30		119	102,340
Crescent Energy Finance LLC, 7.25%, 05/01/26(b)		110	100,100
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.(b)
5.63%, 05/01/27		11	9,790
6.00%, 02/01/29		10	8,726
8.00%, 04/01/29		13	12,074
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		157	147,580
DCP Midstream Operating LP
6.75%, 09/15/37(b)		74	70,392
5.60%, 04/01/44		5	4,041
DT Midstream, Inc.(b)
4.13%, 06/15/29		71	60,172
4.38%, 06/15/31		103	86,262
Dycom Industries, Inc., 4.50%, 04/15/29(b)		22	19,208
Earthstone Energy Holdings LLC, 8.00%, 04/15/27(b)		52	49,205
eG Global Finance PLC, 6.75%, 02/07/25(b)		200	188,577
EG Global Finance PLC, 6.25%, 10/30/25(c)	EUR	600	563,492
Energy Transfer LP
5.40%, 10/01/47	USD	150	131,606
Series G, (5 year CMT + 5.31%), 7.13%(a)(f)		159	136,446
Series H, (5 year CMT + 5.69%), 6.50%(a)(f)		106	93,695
EnLink Midstream LLC
5.63%, 01/15/28(b)		41	37,608
5.38%, 06/01/29		21	18,379
EnLink Midstream Partners LP
5.60%, 04/01/44		24	16,997
5.05%, 04/01/45		5	3,381
5.45%, 06/01/47		8	5,662

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQM Midstream Partners LP
6.00%, 07/01/25(b)	USD	20	$19,174
4.13%, 12/01/26		14	12,093
6.50%, 07/01/27(b)		40	37,192
7.50%, 06/01/30(b)		15	14,410
Genesis Energy LP/Genesis Energy Finance Corp., 7.75%, 02/01/28		21	18,166
Gulfport Energy Corp., 8.00%, 05/17/26(b)		7	6,886
Harvest Midstream I LP, 7.50%, 09/01/28(b)		12	11,271
Hess Corp., 5.80%, 04/01/47		248	247,333
Hess Midstream Operations LP, 4.25%, 02/15/30(b)		42	35,174
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/01/28(b)		4	3,770
Hilong Holding Ltd., 9.75%, 11/18/24(c)		200	108,662
ITT Holdings LLC, 6.50%, 08/01/29(b)		61	48,800
MasTec, Inc., 4.50%, 08/15/28(b)		28	25,191
Matador Resources Co., 5.88%, 09/15/26		131	125,928
Medco Bell Pte. Ltd., 6.38%, 01/30/27(c)		200	169,000
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26(c)		200	181,500
Medco Platinum Road Pte. Ltd., 6.75%, 01/30/25(c)		250	231,766
MPLX LP, 4.95%, 03/14/52		1,275	1,101,801
Murphy Oil Corp., 6.13%, 12/01/42		2	1,495
Murphy Oil USA, Inc., 4.75%, 09/15/29		24	21,601
Nabors Industries Ltd.(b)
7.25%, 01/15/26		12	10,642
7.50%, 01/15/28		29	24,940
Nabors Industries, Inc., 7.38%, 05/15/27(b)		55	52,250
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)		400	384,000
New Fortress Energy, Inc.(b)
6.75%, 09/15/25		142	134,190
6.50%, 09/30/26		2,617	2,370,378
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(b)		36	32,400
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		74	80,530
Northern Oil & Gas, Inc., 8.13%, 03/01/28(b)		189	178,132
NuStar Logistics LP
5.75%, 10/01/25		20	18,700
6.38%, 10/01/30		5	4,344
Occidental Petroleum Corp.
6.95%, 07/01/24		14	14,420
5.50%, 12/01/25		30	29,550
8.88%, 07/15/30		15	17,221
6.63%, 09/01/30		86	88,580
6.13%, 01/01/31		11	11,148
7.50%, 05/01/31		12	12,900
6.20%, 03/15/40		127	125,095
6.60%, 03/15/46		5	5,310
Parkland Corp., 5.88%, 07/15/27(b)		29	26,318
PDC Energy, Inc., 6.13%, 09/15/24		2	1,986
Petron Corp., (5 year CMT + 4.77%), 4.60%(a)(c)(f)		200	192,412
Range Resources Corp., 4.88%, 05/15/25		8	7,803
Rockcliff Energy II LLC, 5.50%, 10/15/29(b)		93	84,627
SK Innovation Co. Ltd., 4.13%, 07/13/23(c)		200	199,732
SM Energy Co.
5.63%, 06/01/25		17	16,065
6.75%, 09/15/26		30	28,301
6.63%, 01/15/27		4	3,740
6.50%, 07/15/28		23	21,153
Southwestern Energy Co.
5.38%, 02/01/29		63	58,439
4.75%, 02/01/32		29	24,781

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
5.75%, 04/15/25	USD	152	$118,940
8.50%, 10/15/26(b)		1,596	1,432,921
Sunoco LP/Sunoco Finance Corp., 6.00%, 04/15/27		2	1,907
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b)
6.00%, 03/01/27		6	5,355
6.00%, 12/31/30		4	3,320
6.00%, 09/01/31		20	16,500
Tap Rock Resources LLC, 7.00%, 10/01/26(b)		153	144,465
Transocean, Inc., 11.50%, 01/30/27(b)		21	19,711
Venture Global Calcasieu Pass LLC(b)
3.88%, 08/15/29		139	121,587
4.13%, 08/15/31		122	104,251
3.88%, 11/01/33		97	80,025
Vermilion Energy, Inc., 6.88%, 05/01/30(b)		29	25,955
Western Midstream Operating LP
5.45%, 04/01/44		86	71,478
5.30%, 03/01/48		54	43,532
5.50%, 08/15/48		6	4,890
5.75%, 02/01/50		89	71,472

			15,678,298

Personal Products(c) — 0.1%
Coty, Inc.
3.88%, 04/15/26	EUR	237	219,032
4.75%, 04/15/26		400	359,447

			578,479

Pharmaceuticals — 1.0%
AbbVie, Inc., 4.75%, 03/15/45	USD	250	235,083
Bausch Health Cos., Inc.(b)
6.13%, 02/01/27		11	9,350
5.00%, 02/15/29		45	23,400
6.25%, 02/15/29		2	1,064
Cheplapharm Arzneimittel GmbH
3.50%, 02/11/27(c)	EUR	100	89,128
4.38%, 01/15/28(c)		164	146,026
5.50%, 01/15/28(b)	USD	200	167,099
Gruenenthal GmbH(c)
3.63%, 11/15/26	EUR	300	283,715
4.13%, 05/15/28		100	89,600
Luye Pharma Group Ltd., 1.50%, 07/09/24(c)(h)	USD	400	400,899
Nidda BondsCo GmbH, 5.00%, 09/30/25(c)	EUR	100	84,360
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24(c)		1,000	923,151
Option Care Health, Inc., 4.38%, 10/31/29(b)		42	36,015
Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.13%, 04/30/31(b)		200	172,566
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(b)		57	39,903
Rossini SARL, 6.75%, 10/30/25(c)	EUR	300	301,835
Teva Pharmaceutical Finance Netherlands II BV
1.25%, 03/31/23(c)		200	204,324
6.00%, 01/31/25		300	306,191
4.50%, 03/01/25		300	293,616
1.88%, 03/31/27(c)		100	81,694
3.75%, 05/09/27		496	439,477

			4,328,496

Security		Par (000)		Value

Producer Durables: Miscellaneous — 0.0%
Celestial Dynasty Ltd., 4.25%, 06/27/29(c)	USD	200		$181,225

Real Estate Management & Development — 2.6%
Adler Group SA, 3.25%, 08/05/25(c)	EUR	300		169,403
ADLER Group SA, 2.00%, 11/23/23(c)		100		73,356
Agile Group Holdings Ltd.(c)
4.85%, 08/31/22	USD	300		232,931
(5 year CMT + 11.29%), 7.88%(a)(f)		200		42,000
China Aoyuan Group Ltd.(c)(d)(e)
7.95%, 02/19/23		310		28,443
6.35%, 02/08/24		450		36,000
5.98%, 08/18/25		200		18,975
6.20%, 03/24/26		200		16,000
China Evergrande Group(c)(d)(e)
11.50%, 01/22/23		690		57,054
12.00%, 01/22/24		250		20,594
China SCE Group Holdings Ltd.(c)
7.38%, 04/09/24		200		66,000
5.95%, 09/29/24		200		62,000
CIFI Holdings Group Co. Ltd.(c)
6.55%, 03/28/24		200		133,000
6.45%, 11/07/24		400		256,000
6.00%, 07/16/25		200		118,500
Citycon OYJ, (5 year EURIBOR ICE Swap Rate + 4.18%), 3.63%(a)(c)(f)	EUR	100		59,733
Country Garden Holdings Co. Ltd., 3.13%, 10/22/25(c)	USD	200		98,500
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/28(b)		35		32,506
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24(c)	EUR	300		259,556
Easy Tactic Ltd.(c)
5.88%, 02/13/23	USD	200		44,037
11.75%, 08/02/23		290		63,220
ESR Group Ltd., 1.50%, 09/30/25(c)(h)		200		189,400
Fantasia Holdings Group Co. Ltd.(c)(d)(e)
11.75%, 04/17/22		710		58,575
12.25%, 10/18/22		200		16,500
Fastighets AB Balder, (5 year EUR Swap + 3.19%), 2.87%, 06/02/81(a)(c)	EUR	700		392,567
Global Prime Capital Pte. Ltd., 5.95%, 01/23/25(c)	USD	200		187,000
GLP Pte Ltd., (5 year CMT + 3.74%), 4.50%(a)(c)(f)		400		337,700
Greenland Global Investment Ltd., 5.88%, 07/03/24(c)		200		55,000
Heimstaden Bostad AB, (5 year EUR Swap + 3.15%), 2.63%(a)(c)(f)	EUR	100		53,169
Howard Hughes Corp.(b)
5.38%, 08/01/28	USD	51		42,713
4.13%, 02/01/29		37		28,538
4.38%, 02/01/31		34		25,163
JGC Ventures Pte. Ltd.(g)
(3.00% PIK), 3.00%, 06/30/25(c)(d)(e)		239		113,063
(3.00% PIK), 3.00%, 06/30/25		4		1,630
(3.00% PIK), 3.00%, 06/30/25		—	(k)	119
Kaisa Group Holdings Ltd.(c)(d)(e)
11.95%, 10/22/22		200		27,163
11.50%, 01/30/23		300		39,750
9.38%, 06/30/24		340		46,389
KWG Group Holdings Ltd.(c)
7.88%, 09/01/23		250		61,250
5.88%, 11/10/24		200		39,000
Lai Sun MTN Ltd., 5.00%, 07/28/26(c)		200		181,787

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Longfor Group Holdings Ltd., 4.50%, 01/16/28(c)	USD	200	$162,000
Modern Land China Co. Ltd., 12.85%, 10/25/21(c)(d)(e)(j)		200	32,000
New Metro Global Ltd., 5.00%, 08/08/22(c)		200	193,000
NWD Finance BVI Ltd., (5 year CMT + 7.89%), 5.25%(a)(c)(f)		200	189,537
NWD MTN Ltd., 4.13%, 07/18/29(c)		200	176,600
Pakuwon Jati Tbk PT, 4.88%, 04/29/28(c)		200	169,475
PCPD Capital Ltd., 5.13%, 06/18/26(c)		200	188,000
Powerlong Real Estate Holdings Ltd.(c)
6.95%, 07/23/23		200	35,000
6.25%, 08/10/24		200	34,000
Realogy Group LLC/Realogy Co-Issuer Corp.(b)
5.75%, 01/15/29		61	46,258
5.25%, 04/15/30		24	17,760
RKPF Overseas Ltd., 7.88%, 02/01/23(c)		250	185,000
Ronshine China Holdings Ltd.(c)
8.10%, 06/09/23		250	32,500
7.35%, 12/15/23		354	44,250
SBB Treasury OYJ, 1.13%, 11/26/29(c)	EUR	200	124,182
Shimao Group Holdings Ltd., 6.13%, 02/21/24(c)	USD	400	42,000
Shui On Development Holding Ltd., 5.50%, 03/03/25(c)		400	302,000
Sinic Holdings Group Co. Ltd.(d)(e)
8.50%, 01/24/22(c)(j)		300	6,000
10.50%, 12/18/22		200	4,000
Sino-Ocean Land Treasure IV Ltd., 3.25%, 05/05/26(c)		200	86,000
Starwood Property Trust, Inc., 4.38%, 01/15/27(b)		14	12,153
Sunac China Holdings Ltd.(c)(d)(e)
6.65%, 08/03/24		200	28,000
7.00%, 07/09/25		420	58,800
Theta Capital Pte Ltd., 6.75%, 10/31/26(c)		200	152,000
Theta Capital Pte. Ltd., 8.13%, 01/22/25(c)		200	172,000
Times China Holdings Ltd.(c)
6.75%, 07/08/25		400	56,000
6.20%, 03/22/26		200	28,000
VICI Properties LP, 5.13%, 05/15/32		990	932,917
Wanda Group Overseas Ltd.(c)
7.50%, 07/24/22		200	194,000
8.88%, 03/21/23		200	158,500
WeWork Cos. LLC/WW Co.-Obligor, Inc., 5.00%, 07/10/25(b)		40	25,834
WeWork Cos., Inc., 7.88%, 05/01/25(b)		4,389	3,210,474
Yango Justice International Ltd.(d)(e)
10.25%, 09/15/22		200	13,225
8.25%, 11/25/23(c)		200	12,000
7.50%, 04/15/24(c)		200	12,000
7.88%, 09/04/24(c)		200	12,000
Yanlord Land HK Co. Ltd.(c)
6.75%, 04/23/23		200	187,960
6.80%, 02/27/24		200	169,000
Yuzhou Group Holdings Co. Ltd.(c)(d)(e)
8.30%, 05/27/25		600	39,000
7.38%, 01/13/26		400	26,000
Zhenro Properties Group Ltd., 8.00%, 03/06/23(d)(e)		200	12,975

			11,366,684

Road & Rail — 0.6%
Autostrade per l’Italia SpA, 2.00%, 01/15/30(c)	EUR	1,000	820,021
Danaos Corp., 8.50%, 03/01/28(b)	USD	507	501,941

Security		Par (000)	Value

Road & Rail (continued)
Norfolk Southern Corp., 3.16%, 05/15/55	USD	176	$127,905
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.40%, 07/01/27(b)		1,070	1,048,885
Seaspan Corp., 5.50%, 08/01/29(b)		357	287,230

			2,785,982

Semiconductors & Semiconductor Equipment — 0.4%
ams-OSRAM AG(c)
2.13%, 11/03/27	EUR	300	225,119
Series AMS, 0.00%, 03/05/25(i)		400	326,449
Broadcom, Inc., 3.75%, 02/15/51(b)	USD	1,765	1,307,629

			1,859,197

Software — 0.9%
Boxer Parent Co., Inc.
6.50%, 10/02/25(c)	EUR	300	294,389
7.13%, 10/02/25(b)	USD	25	23,939
9.13%, 03/01/26(b)		131	122,382
Cedacri Mergeco SpA, (3 mo. EURIBOR + 4.63%), 4.63%, 05/15/28(a)(c)	EUR	109	105,292
Elastic NV, 4.13%, 07/15/29(b)	USD	66	55,095
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(b)		44	35,513
Maxar Technologies, Inc., 7.75%, 06/15/27(b)		12	11,886
MicroStrategy, Inc.
0.00%, 02/15/27(h)(i)		123	53,197
6.13%, 06/15/28(b)		1,647	1,311,556
Oracle Corp., 3.95%, 03/25/51		630	462,733
Playtika Holding Corp., 4.25%, 03/15/29(b)		102	84,150
Skillz, Inc., 10.25%, 12/15/26(b)		1,550	1,085,000
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)		168	126,075

			3,771,207

Specialty Retail — 0.3%
Arko Corp., 5.13%, 11/15/29(b)		32	24,241
Bath & Body Works, Inc., 7.60%, 07/15/37		4	3,225
Carvana Co., 10.25%, 05/01/30(b)		24	19,680
Douglas GmbH, 6.00%, 04/08/26(c)	EUR	700	564,845
Goldstory SASU, 5.38%, 03/01/26(c)		403	355,491
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/29(b)	USD	250	225,127
Staples, Inc., 7.50%, 04/15/26(b)		111	92,005
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%), 5.25%, 09/15/24(a)(c)	EUR	100	100,035

			1,384,649

Technology Hardware, Storage & Peripherals — 0.0%
II-VI, Inc., 5.00%, 12/15/29(b)	USD	66	57,585

Textiles, Apparel & Luxury Goods — 0.5%
Calceus Acquisition, Inc., 9.75%, 02/12/25(j)		1,934	1,657,017
Crocs, Inc.(b)
4.25%, 03/15/29		13	9,616
4.13%, 08/15/31		30	21,233
European TopSoho SARL, Series SMCP, 4.00%, 09/21/21(c)(d)(e)	EUR	300	272,295

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Textiles, Apparel & Luxury Goods (continued)
Kontoor Brands, Inc., 4.13%, 11/15/29(b)	USD	18	$14,294
Prime Bloom Holdings Ltd., 6.95%, 07/05/22(c)(d)(e)		200	40,000

			2,014,455
Thrifts & Mortgage Finance — 0.3%
doValue SpA, 3.38%, 07/31/26(c)	EUR	328	296,143
Enact Holdings, Inc., 6.50%, 08/15/25(b)	USD	73	68,848
Home Point Capital, Inc., 5.00%, 02/01/26(b)		40	27,600
Jerrold Finco PLC(c)
4.88%, 01/15/26	GBP	191	204,139
5.25%, 01/15/27		241	258,678
MGIC Investment Corp., 5.25%, 08/15/28	USD	32	28,654
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27		28	24,288
5.13%, 12/15/30		24	17,941
5.75%, 11/15/31		18	13,783
Nationwide Building Society, (5 year UK Government Bond + 5.39%), 5.88%(a)(c)(f)	GBP	200	230,155

			1,170,229
Tobacco — 0.1%
Altria Group, Inc., 3.70%, 02/04/51	USD	752	480,641
BAT Capital Corp., 4.54%, 08/15/47		100	73,321

			553,962
Transportation — 0.0%
Autostrade per l’Italia SpA, 2.00%, 12/04/28(c)	EUR	196	167,408

Transportation Infrastructure(c) — 0.2%
Atlantia SpA, 1.88%, 02/12/28		200	162,342
Autostrade per l’Italia SpA, 1.63%, 01/25/28		100	87,256
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27	USD	200	167,850
Heathrow Finance PLC, 4.63%, 09/01/29(l)	GBP	100	104,871
India Airport Infra, 6.25%, 10/25/25	USD	250	223,750

			746,069
Utilities — 0.3%
AC Energy Finance International Ltd., 5.10%(c)(f)		200	189,912
ACEN Finance Ltd., 4.00%(c)(f)		220	185,598
Clean Renewable Power Mauritius Pte. Ltd., 4.25%, 03/25/27(c)		196	154,840
Consensus Cloud Solutions, Inc.(b)
6.00%, 10/15/26		13	11,184
6.50%, 10/15/28		15	12,378
Minejesa Capital BV, 4.63%, 08/10/30(c)		200	178,022
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(c)		250	201,141
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)		65	56,550
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(c)		165	154,081
Thames Water Kemble Finance PLC, 4.63%, 05/19/26(c)	GBP	109	123,760
Vistra Operations Co. LLC, 4.38%, 05/01/29(b)	USD	40	33,465

			1,300,931
Wireless Telecommunication Services — 1.0%
Altice France SA
5.88%, 02/01/27(c)	EUR	500	454,024
4.13%, 01/15/29(c)		100	78,909
5.13%, 07/15/29(b)	USD	200	151,000
4.25%, 10/15/29(c)	EUR	147	114,652
Rogers Communications, Inc., 4.55%, 03/15/52(b)	USD	1,881	1,651,815

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
T-Mobile USA, Inc., 3.40%, 10/15/52	USD	925	$683,084
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/25(b)		35	33,771
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(b)		102	74,715
Vmed O2 U.K. Financing I PLC
4.50%, 07/15/31(c)	GBP	700	671,037
4.75%, 07/15/31(b)	USD	200	161,570
Vodafone Group PLC, (5 year EUR Swap + 3.23%), 3.00%, 08/27/80(a)(c)	EUR	100	79,309

			4,153,886

Total Corporate Bonds — 37.0% (Cost: $204,701,357)			161,924,271

Floating Rate Loan Interests(a)

Aerospace & Defense — 0.3%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.82%, 05/25/28	USD	320	295,062
Term Loan C, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.82%, 05/25/28		65	60,016
Bleriot U.S. Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 6.25%, 10/31/26		15	14,948
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, 11/17/28(m)		34	32,272
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (1 mo. LIBOR + 3.50%), 5.17%, 04/06/26		145	133,775
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 5.17%, 04/06/26		271	248,821
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 7.19%, 04/09/26		24	19,979
Peraton Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 9.00%, 02/01/29		95	88,380
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 02/01/28		376	351,842
Spirit Aerosystems, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 01/15/25		32	30,663
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 3.92%, 12/09/25		192	181,334

			1,457,092
Air Freight & Logistics — 0.1%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.72%, 04/06/28		53	48,414
Kestrel Bidco, Inc., Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.03%, 12/11/26		71	63,058
PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 12/15/28		130	116,725

			228,197
Airlines — 0.4%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.81%, 04/20/28		308	292,843
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/11/28(j)		354	324,520

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)			Value

Airlines (continued)
American Airlines, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 3.40%, 01/29/27	USD	511		$449,105
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.31%, 06/21/27		402		396,612
United Airlines, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.39%, 04/21/28		248		230,063

				1,693,143

Auto Components — 1.0%
Adient U.S. LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/10/28		59		55,143
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/30/26		352		327,287
MetricStream, Inc., Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 10.23%, 09/28/24(j)		2,615		2,550,000
Sonny’s Enterprises, Inc., 2020 Term Loan, 08/05/26(j)(m)		1,037		1,049,844
Truck Hero, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 01/31/28		150		133,355
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.25%, 05/16/24		173		165,803
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 12/02/26(j)		5		4,497
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 02/05/26		293		272,219

				4,558,148

Automobiles(j) — 0.5%
Emerald Technology Ventures AG, 12/29/26(m)		517		480,004
Sonny’s Enterprises, Inc., 2020 Delayed Draw Term Loan, 5.10%, 08/05/26		2,937		1,641,706

				2,121,710

Banks — 1.5%
CivicPlus LLC(j)
Delayed Draw Term Loan, (3 mo. LIBOR + 6.25%), 7.94%, 08/24/27		360		352,505
Term Loan, (3 mo. LIBOR + 6.00%), 7.51%, 08/24/27		1,416		1,387,870
Directv Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 6.67%, 08/02/27		460		422,772
LABL, Inc., 2021 USD 1st Lien Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 10/29/28		128		118,002
OpenMarket, Inc., Term Loan, (3 mo. LIBOR + 6.25%), 8.50%, 09/17/26(j)		4,466		4,343,428

				6,624,577

Beverages — 0.1%
Naked Juice LLC
2nd Lien Term Loan, (SOFR + 6.00%), 8.15%, 01/24/30(j)		250		225,158
Term Loan, 01/24/29(m)		303		281,378

				506,536

Building Materials — 0.0%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%,), 4.57%, 04/12/28		16		12,805
MI Windows & Doors LLC, 2022 Term Loan, (SOFR + 3.50%), 5.13%, 12/18/27		—	(k)	14

				12,819

Security	Par (000)		Value

Building Products — 0.2%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 11/23/27	USD	259	$226,409
CPG International LLC, 2022 Term Loan B, (SOFR + 2.50%), 4.09%, 04/28/29(j)		105	97,125
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 07/28/28		61	57,861
New AMI I LLC, 2022 Term Loan B, (SOFR + 6.00%), 7.52%, 03/08/29		85	77,360
Standard Industries, Inc., 2021 Term Loan B, 09/22/28(m)		124	120,053
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.51%, 12/31/26		405	357,536

			936,344

Capital Markets — 0.6%
AqGen Ascensus, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%), 7.50%, 08/02/29(j)		255	237,017
Corestates, Inc.(j)
Revolver, 3.11%, 03/31/28		22	21,311
Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 03/31/28		336	324,387
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (SOFR + 3.75%, 1.00% Floor), 5.28%, 04/09/27		742	692,685
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 8.42%, 04/07/28		170	164,900
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.31%, 11/12/27		67	62,995
Focus Financial Partners LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.17%, 06/30/28		114	109,014
Pico Quantitative Trade Holding LLC, Term Loan, (3 mo. LIBOR + 7.25%), 8.87%, 02/07/25(j)		930	939,976

			2,552,285

Chemicals — 0.9%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 7.00%, 08/27/26		205	199,354
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 03/18/28		284	270,932
CPC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%), 6.00%, 12/29/27		16	13,759
Element Materials Technology Group U.S. Holdings, Inc., 2017 USD Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.09%, 06/28/24		1	1,309
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.67%, 01/31/26		224	220,439
INH Buyer, Inc., (3 mo. LIBOR + 6.00%, 1.00% Floor), 8.25%, 06/28/28(j)		2,680	2,355,500
Lonza Group AG, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.25%, 07/03/28		97	86,351
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 4.75%, 03/02/26		122	116,787
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (1 mo. LIBOR + 3.25%), 4.38%, 10/14/24		220	203,141
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 3.74%, 06/09/28		123	117,082
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (6 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27		60	53,637

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Chemicals (continued)
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.62%, 08/02/28(j)	USD	286	$272,317
Starfruit Finco BV, 2018 USD Term Loan B, (3 mo. LIBOR + 3.00%), 5.25%, 10/01/25		5	4,358
WR Grace Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 6.06%, 09/22/28		41	38,612

			3,953,578

Commercial Services & Supplies — 3.7%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 05/12/28		356	325,429
Amentum Government Services Holdings LLC, 2022 Term Loan, (SOFR + 4.00%), 5.30%, 02/15/29		71	67,406
Aramark Services, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 04/06/28		220	209,917
Asurion LLC
2018 Term Loan B6, (1 mo. LIBOR + 3.12%), 4.79%, 11/03/23		11	10,567
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 4.67%, 11/03/24		219	204,744
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 6.92%, 01/31/28		203	172,549
BW NHHC Holdco, Inc.
(3 mo. LIBOR + 5.00%), 6.46%, 05/15/25		1,985	1,404,031
, 11/15/25(m)		1,312	878,062
Clean Harbors, Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 10/08/28		219	216,711
Covanta Holding Corp.(m)
2021 Term Loan B, 11/30/28		98	92,953
2021 Term Loan C, 11/30/28		7	6,963
Creative Artists Agency LLC, 2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.88%, 11/27/26		64	60,240
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 12/12/25		261	249,168
Intrado Corp., 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.67%, 10/10/24		1,517	1,283,715
Oak Purchaser, Inc., Term Loan, (3 mo. LIBOR + 5.50%), 7.55%, 04/28/28(j)		2,159	2,139,302
Oversight Systems, Inc., (1 mo. LIBOR + 5.25%, 1.00% Floor), 6.92%, 09/23/26(j)		974	944,211
Packers Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.44%, 03/09/28		358	327,048
Prime Security Services Borrower LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.75% Floor), 3.65%, 09/23/26		65	60,767
Security Services Acquisition Sub Corp., Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.06%, 02/15/24(j)		2,296	2,260,463
Tempo Acquisition LLC, 2022 Term Loan B, (SOFR + 3.00%), 4.53%, 08/31/28		517	489,080
Terraboost Media, Term Loan, (6.00% PIK), 6.14%, 01/06/26(g)(j)		2,606	2,543,374
Vericast Corp., 2021 Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 10.00%, 06/16/26		1,531	1,183,782

Security	Par (000)		Value

Commercial Services & Supplies (continued)
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 5.67%, 08/27/25	USD	219	$208,766
Viad Corp., Initial Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 07/30/28		126	117,920
VT Topco, Inc., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 8.42%, 07/31/26(j)		623	582,707

			16,039,875

Communications Equipment — 0.1%
ViaSat, Inc., Term Loan, (SOFR + 4.50%), 6.14%, 03/02/29		317	294,498

Construction & Engineering — 0.2%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.40%, 06/21/24		412	355,233
New Arclin U.S. Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.67%, 09/30/29(j)		91	85,768
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 01/21/28		174	165,235
SRS Distribution, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.02%, 06/02/28		390	359,216
USIC Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 05/12/28		130	120,001

			1,085,453

Construction Materials — 1.8%
Core & Main LP, 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 4.12%, 07/27/28		378	359,719
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 03/29/25		317	299,537
Kellermeyer Bergensons Services LLC(j)
2019 Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.67%, 11/07/26		418	403,297
2020 Delayed Draw Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.67%, 11/07/26		92	88,729
2021 Delayed Draw Term Loan, 7.87%, 11/07/26		128	123,087
PHRG Intermediate LLC, Term Loan, (1 mo. LIBOR + 6.00%), 7.60%, 12/16/26(j)		4,472	4,293,000
PT Solutions, Term Loan, (3 mo. LIBOR + 5.75%), 8.00%, 12/17/27(j)		2,520	2,469,600
Tamko Building Products LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 4.33%, 06/01/26		20	18,391

			8,055,360

Containers & Packaging — 0.3%
BWAY Holding Co., 2017 Term Loan B, (1 Week LIBOR + 3.25%), 4.31%, 04/03/24		252	236,866
Charter Next Generation, Inc., 2021 Term Loan, 12/01/27(m)		767	712,938
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.67%, 07/31/26		96	90,195
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 08/18/27		129	114,371

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Containers & Packaging (continued)
Trident TPI Holdings, Inc.
2021 Delayed Draw Term Loan, 09/15/28(m)	USD	13	$12,157
2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%), 6.25%, 09/15/28		36	33,907

			1,200,434

Distributors — 0.8%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 01/15/27		30	28,753
Kid Distro Holdings LLC, Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 8.25%, 10/01/27(j)		1,304	1,271,658
Supplyone, Inc., Term Loan, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.44%, 02/01/24(j)		1,980	1,969,506
TMK Hawk Parent Corp.(j)
2020 Super Priority First Out Term Loan A, 05/30/24(m)		22	20,507
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.11%, 08/28/24		71	53,745

			3,344,169

Diversified Consumer Services — 3.9%
2U, Inc., Term Loan, (3 mo. LIBOR + 5.75%), 8.00%, 12/30/24		1,229	1,172,284
Ascend Learning LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 7.42%, 12/10/29(j)		129	118,035
2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 12/11/28		130	119,580
Bright Horizons Family Solutions LLC, 2021 Term Loan B, 11/24/28(j)(m)		156	149,028
Brook & Whittle Holding Corp.(j)
2021 2nd Lien Delayed Draw Term Loan, 9.05%, 12/14/29		261	248,285
2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.50%), 8.74%, 12/14/29		2,818	2,676,708
Chronicle Bidco, Inc.(j)
2020 Delayed Draw Term Loan, (UNFND + 0.50%), 7.44%, 11/14/25		1,676	1,627,033
2020 Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.44%, 11/14/25		1,295	1,257,853
Laseraway Intermediate Holdings II LLC, Term Loan, (3 mo. LIBOR + 5.75%), 6.79%, 10/12/27		2,255	2,213,046
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (PRIME + 5.75%), 10.50%, 12/22/25		501	459,378
Okta, Inc., Term Loan, (SOFR + 6.25%), 7.63%, 12/15/26		115	97,434
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.99%, 10/28/27		174	163,438
Perchhq LLC, Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 10.41%, 10/15/25(j)		3,284	3,159,519
Serta Simmons Bedding LLC, 2020 Super Priority Second Out Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 9.01%, 08/10/23		514	358,900
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%), 5.54%, 01/15/27		313	298,639

Security	Par (000)		Value

Diversified Consumer Services (continued)
Thrasio LLC, Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 9.25%, 12/18/26	USD	3,008	$2,782,392
Voyage Australia Pty. Ltd., USD Term Loan B, (3 mo. LIBOR + 3.50%), 4.56%, 07/20/28		56	51,863

			16,953,415

Diversified Financial Services — 11.8%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 6.17%, 07/31/26		280	265,890
Aerospike, Term Loan, (1 mo. LIBOR + 7.50%), 9.17%, 12/29/25(j)		1,713	1,691,404
AHF Parent Holding, Inc., (SOFR + 6.25%), 7.69%, 02/01/28		1,988	1,884,806
Alchemy Copyrights LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 4.06%, 03/10/28(j)		18	17,023
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 02/04/28		174	165,456
Amerilife Holdings LLC, Second Lien Term Loan, (1 mo. LIBOR + 8.50%, 1.00% Floor), 9.56%, 03/18/28(j)		579	576,857
AqGen Island Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 5.81%, 08/02/28(j)		162	150,745
ARAS Corp., Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.02%, 04/13/27(j)		2,148	2,116,118
Arrow Purchaser, Inc.(j)
6.61%, 02/26/26		79	79,313
Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 8.38%, 04/15/26		1,053	1,052,629
Barri Financial Group LLC(j)
2021 Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 06/30/26		248	250,190
Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 10/23/24		244	240,291
Castlelake Aviation Ltd., Term Loan B, (3 mo. LIBOR + 2.75%), 4.58%, 10/22/26		211	201,440
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 09/01/28		105	99,741
Comet Bidco Ltd., 2018 USD Term Loan B, (6 mo. LIBOR + 5.00%, 1.00% Floor), 7.08%, 09/30/24		2,970	2,390,910
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 9.34%, 12/01/28(j)		14	11,900
2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 5.84%, 12/01/27		163	146,818
EG America LLC, 2018 USD Term Loan, (3 mo. LIBOR + 4.00%), 6.25%, 02/07/25		266	250,220
Foreside Financial(j)
Incremental Term Loan, (1 mo. LIBOR + 5.50%, 1.00% Floor), 7.12%, 09/30/27		1,559	1,526,576
Revolver, 09/30/27(m)		102	99,559
Gainwell Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.25%, 10/01/27		345	325,189
GC Waves Holdings, Inc.(j)
2021 Delayed Draw Term Loan, (2 mo. LIBOR + 5.25%), 6.62%, 08/13/26		2,150	2,150,110
2021 Replacing Term Loan, 08/13/26(m)		899	898,949
Greystone Affordable Housing Initiatives LLC(j)
(1 mo. LIBOR + 6.00%), 7.62%, 07/01/26		2,800	2,769,200
(SOFR + 6.50%), 8.11%, 03/08/27		1,636	1,603,309
HowlCo LLC, Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.67%, 10/23/26(j)		1,101	1,072,521

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)			Value

Diversified Financial Services (continued)
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (SOFR + 4.00%), 6.20%, 02/16/28	USD	36		$34,073
IT Parent LLC(j)
2.47%, 10/01/26		96		90,659
(1 mo. LIBOR + 6.25%, 1.00% Floor), 7.92%, 10/01/26		2,473		2,344,092
(3 mo. LIBOR + 6.25%, 1.00% Floor), 7.76%, 09/30/26		315		298,856
Job & Talent USA, Inc.(j)
Delayed Draw Term Loan, (SOFR + 8.75%, 1.00% Floor), 10.34%, 01/27/25		500		491,500
Term Loan, (SOFR + 8.75%, 1.00% Floor), 10.07%, 01/27/25		3,500		3,440,500
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 07/03/24		70		66,688
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 7.42%, 09/21/29		19		18,121
2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 09/23/28		45		42,182
Kroll Bonds Rating Agency, Inc., Term Loan, (1 mo. LIBOR + 6.00%), 7.67%, 12/10/27(j)		3,951		3,838,673
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/18/27		149		122,047
LEB Holdings USA, Inc., Term Loan B, 11/02/27		—	(k)	1
MSM Acquisitions, Inc.(j)
Delayed Draw Term Loan, 12/09/26(m)		435		428,447
Revolver, 5.79%, 12/09/26		81		79,501
Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.63%, 12/09/26		1,069		1,052,103
Oasis Financial LLC, Second Lien Term Loan, (1 mo. LIBOR + 8.50%, 1.00% Floor), 10.01%, 06/30/26(j)		2,000		1,952,000
Oscar Acquisitionco LLC, Term Loan B, (SOFR + 4.50%), 6.11%, 04/29/29		100		88,750
Porcelain Acquisition Corp.(j)
(3 mo. LIBOR + 5.75%, 1.00% Floor), 8.00%, 04/01/27		1,245		1,078,576
Delayed Draw Term Loan, 7.00%, 04/01/27		168		167,666
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 09/25/26		199		184,608
RVR Dealership Holdings LLC, Term Loan B, (SOFR + 3.75%), 5.17%, 02/08/28		64		53,530
Skopima Merger Sub, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 7.50%), 9.17%, 04/30/29(j)		3,000		2,796,000
SMG U.S. Midco 2, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.50%), 4.17%, 01/23/25		148		137,904
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 6.50%, 07/30/25		90		83,568
Starrez, Term Loan, (3 mo. LIBOR + 6.50%), 7.68%, 01/24/28(j)		1,769		1,733,139
Sunland Asphalt & Construction LLC(j)
Delayed Draw Term Loan, 7.00%, 01/13/26		350		342,418
Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.04%, 01/13/26		1,041		1,018,345
Supplyone, Inc., (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.59%, 02/01/24(j)		1,259		1,247,990

Security	Par (000)		Value

Diversified Financial Services (continued)
Touchstone Acquisition, Inc., 2021 Term Loan, (3 mo. LIBOR + 6.00%), 8.23%, 12/29/28(j)	USD	4,489	$4,347,758
Veritas U.S., Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.25%, 09/01/25		387	315,772
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 02/28/27		69	65,224
White Cap Buyer LLC, Term Loan B, (SOFR + 3.75%), 5.28%, 10/19/27		129	118,795
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 3.82%, 04/30/28		223	207,557
Zilliant, Inc., Term Loan, 12/21/27(j)(m)		1,498	1,482,300

			51,806,507

Diversified Telecommunication Services — 0.1%
CenturyLink, Inc., 2020 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 03/15/27		182	167,530
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 5.19%, 10/02/27		19	16,997
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 6.06%, 05/01/28		85	79,117
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 4.17%, 11/04/26		139	132,705
Meridian Adhesives Group, Inc., Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 07/24/28		173	163,391
Telesat Canada, Term Loan B5, (1 mo. LIBOR + 2.75%), 4.42%, 12/07/26		13	8,760

			568,500

Electric Utilities — 0.1%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.08%, 12/15/27		130	125,100
Triton Water Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 5.75%, 03/31/28		325	286,166

			411,266

Electrical Equipment — 1.3%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (6 mo. LIBOR + 4.75%, 0.75% Floor), 7.63%, 06/23/28(j)		126	118,672
AZZ, Inc., Term Loan B, (SOFR + 4.25%), 5.88%, 05/13/29(j)		41	39,052
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%, 0.75% Floor), 4.17%, 03/31/27		46	43,055
II-VI, Inc., 2021 Bridge Term Loan B, 07/02/29(m)		125	119,391
Razor Group GmbH(j)
(Fixed + 3.50%), 3.50%, 09/30/23		401	725,638
Delayed Draw Term Loan, 04/23/25(m)		4,624	4,624,014

			5,669,822

Electronic Equipment, Instruments & Components — 1.2%
Emerald Electronics Manufacturing Services, Term Loan, (SOFR + 6.25%, 1.00% Floor), 7.88%, 12/29/27		1,473	1,413,115
ESO Solutions, Inc., (SOFR + 7.00%, 1.00% Floor), 9.06%, 05/03/27(j)		3,696	3,648,267

			5,061,382

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Environmental, Maintenance & Security Service — 0.1%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 09/07/27	USD	208	$200,205
TruGreen LP, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 11/02/27		201	190,872

			391,077

Equity Real Estate Investment Trusts (REITs) — 0.3%
Colony Display LLC, (3 mo. LIBOR + 6.50%), 8.75%, 06/30/26(j)		1,322	1,253,714
RHP Hotel Properties LP, 2017 Term Loan B, 05/11/24(m)		28	70,281

			1,323,995

Food & Staples Retailing — 0.4%
H-Food Holdings LLC, 2020 Incremental Term Loan B3, 05/23/25(m)		11	9,748
JP Intermediate B LLC, Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.74%, 11/20/25		1,727	1,390,233
U.S. Foods, Inc.
2019 Term Loan B, (3 mo. LIBOR + 2.00%), 3.57%, 09/13/26		226	212,591
2021 Term Loan B, 11/22/28(m)		124	117,590

			1,730,162

Food Products — 0.3%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/01/25		42	35,084
2021 Incremental Term Loan, (1 mo. LIBOR + 4.75%), 6.42%, 10/01/25		112	94,828
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.17%, 10/10/26		6	5,638
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 10/25/27		327	295,871
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 3.92%, 01/29/27		221	202,365
Reynolds Group Holdings, Inc., 2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 4.92%, 02/05/26		12	11,417
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 06/08/28		261	245,992
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 01/20/28		268	254,559

			1,145,754

Gas Utilities — 0.1%
Freeport LNG Investments LLLP, Term Loan B, (3 mo. LIBOR + 3.50%), 4.56%, 12/21/28		313	269,520

Health Care Equipment & Supplies — 0.5%
Appriss Health LLC, Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.25%, 05/06/27(j)		1,417	1,361,907
Electron BidCo, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 11/01/28		217	203,056
Insulet Corp., Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/04/28		53	49,715
Medline Borrower LP, USD Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 10/23/28		565	522,489
Venga Finance SARL, 2021 USD Term Loan B, 12/04/28(j)(m)		85	79,321

			2,216,488

Security	Par (000)		Value

Health Care Providers & Services — 1.3%
CBI-Gator Acquisition LLC(j) Revolver, 5.28%, 10/25/27	USD	158	$152,061
Term Loan, (3 mo. LIBOR + 5.75%), 8.00%, 10/25/27		2,804	2,709,761
CCRR Parent, Inc., Term Loan B, (3 mo. LIBOR + 3.75%), 6.01%, 03/06/28		175	165,599
CHG Healthcare Services, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.75%, 09/29/28		158	148,669
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.25%, 01/08/27		351	331,314
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/10/25		268	88,146
EyeCare Partners LLC
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 9.00%, 11/15/29		76	71,698
2021 Delayed Draw Term Loan, 5.50%, 11/15/28		14	12,946
2021 Incremental Term Loan, (3 mo. LIBOR + 3.75%), 6.00%, 11/15/28		56	51,654
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 6.75%, 03/05/26		100	87,223
Orbcomm, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 09/01/28		219	201,518
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%), 5.17%, 02/14/25		2	1,853
Quorum Health Corp., 2020 Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 7.50%, 04/29/25		1,339	892,966
Sotera Health Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 12/11/26		312	295,813
Tempus LLC, Additional Delayed Draw Term Loan, 0.50%, 02/05/27(j)		541	294,538
Vizient, Inc., 2022 Term Loan B, (SOFR + 2.25%), 3.68%, 04/28/29		38	37,667
WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 12/22/28		245	230,759

			5,774,185

Health Care Services — 1.2%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.74%, 07/24/26		85	79,179
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 9.88%, 11/01/29		80	73,600
Patriot Home Care, Term Loan, (1 mo. LIBOR + 6.00%), 7.13%, 05/05/28(j)		2,964	2,892,095
Team Services Group, Second Lien Term Loan, (1 mo. LIBOR + 9.00%, 1.00% Floor), 10.67%, 12/18/28(j)		2,264	2,219,340

			5,264,214

Health Care Technology — 0.5%
Athenahealth, Inc. 2022 Delayed Draw Term loan, 02/15/29(m)		56	51,727
2022 Term Loan B, (SOFR + 3.50%), 5.01%, 02/15/29		241	221,053
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 10/10/25		94	85,496
IQVIA, Inc., 2018 USD Term Loan B3, (3 mo. LIBOR + 1.75%), 4.00%, 06/11/25		180	174,451
Polaris Newco LLC, USD Term Loan B, (1 mo. LIBOR + 4.00%), 5.67%, 06/02/28		306	281,819

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Technology (continued)
Press Ganey Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.99%, 07/24/26(j)	USD	158	$150,206
Verscend Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.67%, 04/02/29(j)		1,241	1,166,540

			2,131,292

Hotels, Restaurants & Leisure — 1.3%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.42%, 11/19/26		280	267,116
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 02/02/26		7	6,557
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, 12/23/24(m)		9	8,569
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 5.17%, 07/20/25		372	357,427
Carnival Corp., (6 mo. LIBOR + 3.00%, 0.75% Floor), 5.88%, 06/30/25		89	82,629
ECL Entertainment LLC, Term Loan, (3 mo. LIBOR + 7.50%, 0.75% Floor), 9.75%, 05/01/28		66	64,631
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.25%, 03/08/24		1,029	761,496
Fertitta Entertainment LLC, 2022 Term Loan B, (SOFR + 4.00%), 5.53%, 01/27/29		441	405,243
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 11/30/23		28	28,128
Hilton Worldwide Finance LLC, 2019 Term Loan B2, 06/22/26(m)		26	25,210
IRB Holding Corp., 2020 Term Loan B, (6 mo. LIBOR + 2.75%, 1.00% Floor), 4.42%, 02/05/25		316	299,045
Oravel Stays Singapore Pte. Ltd., Term Loan B, (3 mo. LIBOR + 8.25%), 10.44%, 06/23/26		1,489	1,275,343
Penn National Gaming, Inc., 2022 Term Loan B, (SOFR + 2.75%), 4.38%, 05/03/29		146	140,058
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 03/13/28		53	49,387
Scientific Games International, Inc., 2022 USD Term Loan, (SOFR + 3.00%), 4.36%, 04/14/29		103	97,593
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 4.50%, 07/21/26		179	169,983
Station Casinos LLC, 2020 Term Loan B, 02/08/27(m)		208	190,609
Travelport Finance Luxembourg SARL(m) 2020 Super Priority Term Loan, 02/28/25		161	158,529
2021 Consented Term Loan, 05/29/26		107	82,221
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.37%, 10/02/28		65	59,875
Wealth Enhancement Group LLC(j)
2021 August Delayed Draw Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 5.78%, 10/04/27		1,006	989,205
2021 Incremental Revolver, (2 mo. LIBOR + 6.00%, 1.00% Floor), 5.77%, 10/04/27		47	45,894
Whatabrands LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 08/03/28		310	289,824
Wyndham Hotels & Resorts, Inc., Term Loan B, 05/30/25(m)		16	15,174

			5,869,746

Household Durables — 0.9%
ACProducts Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%), 6.97%, 05/17/28		105	81,081

Security	Par (000)		Value

Household Durables (continued)
HomeRenew Buyer, Inc.(j)
Delayed Draw Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 8.70%, 11/19/27	USD	1,317	$1,267,991
Term Loan, (3 mo. LIBOR + 6.50%), 8.70%, 11/19/27		2,148	2,068,886
Snap One Holdings Corp., Term Loan B, (6 mo. LIBOR + 4.50%), 7.38%, 12/08/28		98	89,325
Solis IV BV, USD Term Loan B1, (SOFR + 3.50%), 4.84%, 02/26/29		300	257,439
Springs Windows Fashions LLC, 2021 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.60%, 10/06/28		78	63,703
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 10/30/27		173	156,259

			3,984,684

Household Products — 0.0%
Spectrum Brands, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 03/03/28		12	11,391

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 01/15/25		13	12,553

Industrial Conglomerates — 1.1%
AVSC Holding Corp.(m) 2020 Term Loan B1, 03/03/25		164	140,785
2020 Term Loan B3, 10/15/26		33	34,668
Diamond BC BV, 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.99%, 09/29/28		355	327,242
Reveal Brainspace, (3 mo. LIBOR + 6.00%), 6.00%, 03/10/28(j)		500	487,500
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 8.30%, 11/28/23		13	12,811
Stitch Aquisition Corp., Term Loan B, (3 mo. LIBOR + 6.75%), 9.00%, 07/28/28		119	106,042
Thermostat Purchaser III, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.82%, 08/31/29(j)		1,388	1,332,293
Vertical U.S. Newco, Inc., Term Loan B, 07/30/27(m)		219	204,391
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 3.87%, 03/02/27		350	324,798
World Remit Ltd., Term Loan, (1 mo. LIBOR + 9.25%, 1.00% Floor), 10.25%, 01/27/25(j)		2,000	1,978,000

			4,948,530

Insurance — 3.5%
Alera Group Holdings, Inc.(j)
2021 1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 5.50%), 2.70%, 10/02/28		146	137,326
2021 Delayed Draw Term Loan, (1 mo. LIBOR + 5.50%), 6.95%, 10/02/28.		842	791,684
2021 Term Loan, (1 mo. LIBOR + 5.50%), 7.17%, 10/02/28		3,069	2,884,811
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/09/25		287	269,586
2021 Term Loan B4, (1 mo. LIBOR + 3.50%), 5.01%, 11/06/27		203	188,386
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 02/19/28		129	121,606
AssuredPartners, Inc. 2020 Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27		309	288,936

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Insurance (continued)
AssuredPartners, Inc. (continued)
2021 Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27	USD	40	$37,707
Higginbotham Insurance Agency, Inc., (1 mo. LIBOR + 5.50%), 7.17%, 11/25/26(j)		2,477	2,456,867
Hub International Ltd., 2021 Term Loan B, (3 mo. LIBOR + 3.25%), 4.35%, 04/25/25		279	263,750
Integrity Marketing Acquisition LLC(j) , 08/27/25(m)		986	985,974
(3 mo. LIBOR + 5.75%, 1.00% Floor), 7.79%, 08/27/25		661	638,975
2020 3rd Amendment Delayed Draw Term Loan, (3 mo. LIBOR + 5.50%), 7.08%, 08/27/25		1,312	1,259,629
2021 6th Amendment Delayed Draw Term Loan, (3 mo. LIBOR + 5.50%), 7.58%, 08/27/25		995	955,552
Peter C. Foy & Associates Insurance Services LLC(j)
2021 First Lien Delayed Draw Term loan, (3 mo. LIBOR + 6.00%), 6.93%, 11/01/28		593	574,280
2021 First Lien Term Loan, (3 mo. LIBOR + 6.00%), 7.85%, 11/01/28		2,136	2,067,409
2022 1st Amendment Delayed Draw Term loan B, 11/01/28(m)		1,158	1,126,631
Ryan Specialty Group LLC, Term Loan, (SOFR + 3.00%, 0.75% Floor), 4.63%, 09/01/27(j)		69	65,870
Sedgwick Claims Management Services, Inc.
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 09/03/26		206	195,153
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.92%, 09/03/26		23	22,306

			15,332,438

Interactive Media & Services — 0.3%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.25%, 06/26/28		138	131,234
Arches Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 12/06/27		86	78,239
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, 10/30/26(m)		457	430,645
Grab Holdings, Inc., Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		320	290,805
Research Now Group, Inc., (6 mo. LIBOR + 9.50%, 1.00% Floor), 10.50%, 12/20/25		500	450,000

			1,380,923

Internet & Direct Marketing Retail — 0.5%
CNT Holdings I Corp., 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.69%, 11/08/27		174	164,827
PUG LLC, 2021 Incremental Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 02/12/27(j)		31	28,383
Syndigo LLC, (6 mo. LIBOR + 8.00%), 10.51%, 12/15/28(j)		2,000	1,880,000

			2,073,210

Internet Software & Services — 0.1%
Uber Technologies, Inc., 2021 Term Loan B, 02/25/27(m)		346	330,090

IT Services — 4.8%
Acquia, Inc.(j)
Revolver, (3 mo. LIBOR + 7.00%, 1.00% Floor), 1.53%, 10/31/25		4	4,314
Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 8.12%, 10/31/25		481	484,508

Security	Par (000)		Value

IT Services (continued)
Alphasense, Inc., (1 mo. LIBOR + 7.00%, 1.00% Floor), 8.36%, 03/11/27(j)	USD	500	$495,009
Aruba Investments, Inc.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 9.38%, 11/24/28		45	42,525
2020 USD Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.63%, 11/24/27(j)		19	17,262
Astra Acquisition Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 8.87%), 10.54%, 10/25/29(j)		4,702	4,302,593
Banff Merger Sub, Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/02/25		188	175,135
Bullhorn, Inc., 2020 Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 8.00%, 09/30/26(j)		2,193	2,132,338
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 10/30/26		132	124,887
CCC Intelligent Solutions, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.50%, 09/21/28		157	148,799
CoreLogic, Inc.
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.19%, 06/04/29(j)		235	169,200
Term Loan, (1 mo. LIBOR + 3.50%), 5.19%, 06/02/28		355	294,274
Edifecs, Inc.(j)
2021 1st Amendment Term Loan, (3 mo. LIBOR + 5.50%), 7.75%, 09/21/26		380	359,170
2021 2nd Amendment Term Loan, (3 mo. LIBOR + 5.50%), 7.75%, 09/21/26		1,562	1,479,393
Tranche B Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 9.75%, 09/21/26		1,041	1,054,202
Ensono LP, 2021 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%), 10.25%, 05/28/29(j)		3,000	2,952,000
Greeneden U.S. Holdings II LLC, 2020 USD Term Loan B4, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/01/27		586	558,835
Grey Orange Interrnational, Inc., Term Loan, (2 mo. LIBOR + 7.25%), 9.31%, 05/01/25(j)		250	245,897
Hyphen Solutions LLC(j)
2021 Term Loan, (1 mo. LIBOR + 5.50%, 1.00% Floor), 7.17%, 10/27/26		1,500	1,451,964
Term Loan, (1 mo. LIBOR + 5.50%, 1.00% Floor), 7.17%, 10/27/26		1,485	1,437,535
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27(j)		211	190,246
Smarsh, Inc., 2022 Term Loan, (SOFR + 6.50%), 7.25%, 02/16/29(j)		1,524	1,468,952
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 10.25%, 10/09/28		1,000	992,500
Trans Union LLC, 2021 Term Loan B6, (1 mo. LIBOR + 2.25%), 3.92%, 12/01/28		382	363,405
Virtusa Corp., 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 02/11/28		24	22,323
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 3.92%, 03/31/28		23	21,790
ZoomInfo LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 02/02/26		17	16,395

			21,005,451

Leisure Products — 0.4%
Delivery Hero SE, 08/12/27(m)		1,734	1,618,689

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Leisure Products (continued)
Fender Musical Instruments Corp., 2021 Term Loan B, (SOFR + 4.00%), 5.23%, 12/01/28	USD	64	$60,771
Peloton Interactive, Inc., Term Loan, (SOFR + 6.50%), 8.35%, 05/25/27		49	46,581

			1,726,041

Life Sciences Tools & Services — 0.4%
Avantor Funding, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%), 3.92%, 11/08/27		276	265,120
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.17%, 02/04/27		418	384,543
ICON Luxembourg SARL
LUX Term Loan, (3 mo. LIBOR + 2.25%), 4.56%, 07/03/28		325	313,554
US Term Loan, (3 mo. LIBOR + 2.25%), 4.56%, 07/03/28		81	78,355
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (SOFR + 3.00%), 3.85%, 10/19/27(j)		264	250,437
Parexel International Corp., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.88%, 11/15/28		418	391,149

			1,683,158

Machinery — 1.3%
Albion Acquisitions Ltd., USD Term Loan, (3 mo. LIBOR + 5.25%), 6.43%, 08/17/26		265	253,240
ASP Blade Holdings, Inc., Initial Term Loan, (1 mo. LIBOR + 4.00%), 5.67%, 10/13/28		35	30,431
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 5.06%, 05/14/28		125	119,150
Filtration Group Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 10/21/28		141	131,951
Fluidra SA, 2022 USD Term Loan B, (SOFR + 2.00%), 3.63%, 01/29/29		127	123,274
Gardner Denver, Inc., 2020 USD Term Loan B2, (1 mo. LIBOR + 1.75%), 3.38%, 03/01/27		65	61,962
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 3.38%, 03/01/27		138	131,828
Madison IAQ LLC, Term Loan, (6 mo. LIBOR + 3.25%), 4.52%, 06/21/28		446	404,739
Pueblo Mechanical & Controls LLC(j)
Delayed Draw Term Loan, (1 mo. LIBOR + 6.01%, 1.00% Floor), 7.97%, 06/28/26		931	886,479
Term Loan, 3.03%, 06/28/26		90	89,006
Term Loan, (1 mo. LIBOR + 6.01%, 1.00% Floor), 7.09%, 06/28/26		2,121	2,083,752
RSC Acquisition, Inc., 2020 Incremental Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.71%, 10/30/26(j)		811	790,276
SPX Flow, Inc., 04/05/29(m)		180	166,579
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 5.88%, 03/28/25		352	321,844

			5,594,511

Media — 1.8%
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 3.79%, 07/15/25.		7	6,097

Security	Par (000)			Value

Media (continued)
Altice Financing SA (continued)
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 3.79%, 01/31/26	USD	273		$245,556
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 5.41%, 08/14/26		247		225,562
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.00%), 4.20%, 04/22/26		174		146,502
Cable One, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 3.67%, 05/03/28		62		59,895
Charter Communications Operating LLC, Class A, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 3.42%, 04/30/25		—	(k)	440
City Football Group Ltd., Term Loan, (3 mo. LIBOR + 3.50%), 4.60%, 07/21/28(j)		124		113,176
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 4.74%, 08/21/26		435		372,742
CMG Media Corp., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 12/17/26		—	(k)	77
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 12/12/26		421		386,016
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 4.42%, 01/07/28		21		19,566
Intelsat Jackson Holdings SA, 2021 Exit Term Loan B, 02/01/29(m)		442		404,039
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.92%, 12/01/23(j)		66		57,619
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 03/24/25		179		172,308
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.35%, 10/17/26		422		393,824
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.42%, 09/13/24		125		117,745
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.42%, 09/13/24		343		322,410
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 7.92%, 02/23/29		127		118,854
NEP/NCP Holdco, Inc., 2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.67%, 10/19/26		141		129,101
Sinclair Television Group, Inc.
2021 Term Loan B3, (1 mo. LIBOR + 3.00%), 4.67%, 04/01/28		11		9,771
2022 Term Loan B4, (SOFR + 3.75%), 5.38%, 04/21/29(j)		244		224,480
Suited Connector LLC(j)
Revolver, 12/01/27(m)		360		345,849
Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.60%, 12/01/27		2,241		2,165,234
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.63%, 09/28/23(j)		275		263,199
Trader Interactive LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 07/28/28(j)		43		40,669
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 3.00%), 4.32%, 01/31/29		146		138,704
Virgin Media Bristol LLC, 2020 USD Term Loan Q, 01/31/29(m)		217		207,428
Voyage Digital Ltd., 05/11/29(j)(m)		133		126,350

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 05/18/25	USD	352	$330,413
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 3.79%, 01/20/28		139	132,655
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 03/09/27		550	505,695

			7,781,976

Oil, Gas & Consumable Fuels — 0.2%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.02%, 11/01/25		62	64,996
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 12/13/25		19	16,012
Lealand Finance Co. BV(m) 2020 Make Whole Term Loan, 06/28/24		1	491
2020 Take Back Term Loan, 06/30/25		5	2,610
Lucid Energy Group II Borrower LLC, 2021 Term Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.87%, 11/24/28		392	386,734
Medallion Midland Acquisition LLC, 10/18/28(m)		264	252,938
Oryx Midstream Services Permian Basin LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 4.71%, 10/05/28		278	263,517

			987,298

Personal Products — 0.5%
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (SOFR + 6.00%, 1.00% Floor), 7.65%, 12/22/26		83	80,830
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%, 0.75% Floor), 6.00%, 10/01/26		984	908,503
Supergoop LLC, (1 mo. LIBOR + 5.75%), 7.42%, 12/22/28(j)		1,194	1,169,881

			2,159,214

Pharmaceuticals — 0.3%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.50%, 05/04/25		142	128,014
Bausch Health Cos., Inc., 2022 Term Loan B, 02/01/27(m)		185	158,021
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%), 3.63%, 02/22/28		260	256,002
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 2.81%, 08/01/27		219	206,255
Jazz Financing Lux SARL, USD Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 05/05/28		241	229,807
Option Care Health, Inc., 2021 Term Loan B, 10/27/28(m)		64	61,271
Organon & Co., USD Term Loan, (3 mo. LIBOR + 3.00%), 4.63%, 06/02/28		80	76,883
Precision Medicine Group LLC(j)
2021 Delayed Draw Term Loan, 11/18/27(m)		15	24,391
2021 Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.25%, 11/18/27		264	243,122

			1,383,766

Professional Services — 1.6%
Backoffice Associates Holdings LLC(j)
(3 mo. LIBOR + 6.75%, 1.00% Floor), 8.25%, 04/30/26		228	225,293

Security	Par (000)		Value

Professional Services (continued)
Backoffice Associates Holdings LLC(j) (continued)
Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 9.00%, 04/30/26	USD	2,184	$2,162,095
DTI Holdco, Inc., 2022 2nd Lien Term Loan, (SOFR + 7.75%), 7.92%, 04/26/30(j)		4,000	3,600,000
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, (SOFR + 3.25%), 4.75%, 01/18/29		66	61,309
Term Loan, 02/06/26		427	402,482
Element Materials Technology Group U.S. Holdings, Inc.(m)
2022 USD Delayed Draw Term Loan B, 04/12/29		84	80,617
2022 USD Delayed Draw Term Loan D, 04/12/29		182	174,669
Galaxy U.S. Opco, Inc., Term Loan, (SOFR + 4.75%), 6.28%, 04/29/29		212	198,485

			6,904,950

Real Estate Management & Development — 1.2%
2-10 HBW, (1 mo. LIBOR + 6.00%), 7.06%, 03/25/27(j)		2,159	2,132,026
Chamberlain Group, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 11/03/28		258	232,625
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 08/21/25		219	205,583
SitusAMC Holdings Corp., 2021 1st Lien Term Loan, (3 mo. LIBOR + 5.75%), 8.00%, 12/22/27(j)		2,992	2,908,710

			5,478,944

Road & Rail — 0.1%
Avis Budget Car Rental LLC, 2020 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 08/06/27		67	62,815
Genesee & Wyoming, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 4.25%, 12/30/26		220	211,262
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.50%), 7.09%, 08/04/25(j)		28	24,909

			298,986

Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 09/19/26		7	7,256
Synaptics, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.36%, 12/02/28		56	53,962

			61,218

Software — 7.4%
Applied Systems, Inc.
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 5.25%, 09/19/24.		16	15,816
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.50%), 7.75%, 09/19/25.		27	24,545
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 5.98%, 02/12/25		366	362,303
2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.99%, 10/30/28		21	21,043
2022 Term Loan, 05/17/29(m)		98	93,712
Bluefin Holding LLC, Term Loan, (3 mo. LIBOR + 4.25%), 6.32%, 09/04/26(j)		293	289,576
Central Parent, Inc., 2022 USD Term Loan B, 07/06/29(m)		61	57,500
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.67%, 10/08/29(j)		89	77,430

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Software (continued)
Cloudera, Inc. (continued)
2021 Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/08/28	USD	270	$247,388
ConnectWise LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 5.75%, 09/29/28		64	58,063
Cornerstone OnDemand, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/16/28		112	99,617
Cybergrants Holdings LLC(j) Delayed Draw Term Loan, 0.73%, 09/08/27		26	26,099
Revolver, (LOC + 6.50%), 5.62%, 09/08/27		119	117,476
Term Loan, (3 mo. LIBOR + 6.50%), 8.75%, 09/08/27		2,933	2,904,421
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/28/24(j)		191	164,899
E2open LLC, 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.83%, 02/04/28		21	19,635
Elastic Path Software, Inc., Term Loan, (SOFR + 7.50%), 8.50%, 01/05/26(j)		1,342	1,327,192
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.42%, 07/31/28		45	43,560
2020 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 07/30/27		144	135,678
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 3.75%), 5.95%, 03/11/28		104	94,975
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 4.44%, 10/27/28		174	164,457
Inmoment Inc., Term Loan, 06/01/28(m)		4,000	3,920,000
Instructure Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.27%, 10/30/28(j)		68	64,269
IPS Corp.
2021 2nd Lien Term Loan B, (1 mo. LIBOR + 7.00%), 8.67%, 10/01/29		115	106,519
2021 Delayed Draw Term Loan, 10/02/28(m)		11	10,034
2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 10/02/28		55	50,015
Keep Truckin, Inc., Term Loan, (1 mo. LIBOR + 7.25%, 1.00% Floor), 8.92%, 10/05/24(j)		4,500	4,450,500
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 0.75% Floor), 6.23%, 07/27/28		96	85,873
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 0.75% Floor), 9.48%, 07/27/29		2,357	2,144,581
McAfee LLC, 2022 USD Term Loan B, (SOFR + 4.00%), 5.15%, 03/01/29		318	288,585
Netsmart Technologies, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 10/01/27		63	59,474
Persado, Inc., (1 mo. LIBOR + 7.00%), 8.80%, 02/03/27(j)		177	177,417
Planview Parent, Inc.
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 8.92%, 12/18/28(j)		76	72,200
Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/17/27.		65	60,828
Pluralsight, Inc., (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 04/06/27(j)		3,309	3,202,962
Proofpoint, Inc. 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.82%, 08/31/28		211	195,312

Security	Par (000)		Value

Software (continued)
Proofpoint, Inc. (continued)
2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 7.82%, 08/31/29	USD	299	$285,545
RealPage, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 04/24/28		385	355,324
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.75% Floor), 8.17%, 04/23/29		1,034	980,625
Restoration Hardware, Inc., Term Loan B, 10/20/28(m)		92	80,126
Rigup, Inc., Delayed Draw Term Loan, 8.63%, 03/01/24(j)		1,074	1,080,910
SEP Raptor Acquisition, Inc., Term Loan, 03/28/27(j)(m)		1,698	1,665,759
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.62%, 08/01/25		131	124,832
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 10/07/27		174	161,922
Superman Holdings LLC, Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 7.42%, 08/31/27(j)		1,704	1,682,824
Syntellis Performance Solutions LLC, Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.24%, 08/02/27(j)		1,273	1,285,565
Thunder Purchaser, Inc.(j)
(3 mo. LIBOR + 5.75%, 1.00% Floor), 3.31%, 06/30/27		70	66,659
(3 mo. LIBOR + 5.75%, 1.00% Floor), 8.00%, 06/30/28		2,767	2,631,993
2021 Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 8.00%, 06/30/28		265	252,430
Tibco Software, Inc., 2020 2nd Lien Term Loan, 03/03/28(m)		186	182,262
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.25%), 6.21%, 05/03/27		132	121,807
2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.21%, 05/04/26		301	281,332
Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 05/04/26		75	71,136

			32,545,005

Specialty Retail — 2.2%
Belron Finance U.S. LLC
2019 USD Term Loan B3, (3 mo. LIBOR + 2.25%), 3.50%, 10/30/26(j)		41	39,107
2021 USD Term Loan B, (3 mo. LIBOR + 2.50%), 3.88%, 04/13/28		174	166,567
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 11/24/28		137	129,357
Hanna Andersson LLC, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.19%, 07/02/26(j)		3,434	3,369,122
James Perse Enterprises, Inc., (SOFR + 6.25%, 1.00% Floor), 7.78%, 09/01/28(j)		4,000	4,025,200
Mavis Tire Express Services Corp., 2021 Term Loan B, (SOFR + 4.00%), 5.63%, 05/04/28		285	262,560
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 5.92%, 08/31/26		55	49,248
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/11/28		315	296,179
Research Now Group, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		1,043	958,120

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Specialty Retail (continued)
Restoration Hardware, Inc., 2022 Incremental Term Loan, (SOFR + 3.25%), 4.88%, 10/20/28	USD	106	$94,340
Reverb Buyer, Inc.
2021 Delayed Draw Term Loan, 11/01/28(m)		8	7,308
2021 First Lien Term Loan, (3 mo. LIBOR + 3.50%), 6.38%, 11/01/28		234	219,055
WOOF Holding, Inc.(j)
1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 5.81%, 12/21/27		171	159,584
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 9.31%, 12/21/28		13	12,480

			9,788,227

Technology Hardware, Storage & Peripherals — 1.9%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 07/23/26		1,968	1,747,896
Integrate.com, Inc., Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.04%, 12/15/27(j)		1,518	1,484,542
Lightspeed Solution LLC, (SOFR + 6.00%), 7.53%, 03/01/28(j)		378	370,677
Sellerx Opco GmbH, Term Loan, (3 mo. LIBOR + 8.00%), 10.25%, 10/22/25(j)		2,187	2,147,723
Sellerx Opco GMBH, Delayed Draw Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 0.75%, 10/22/25(j)		306	300,621
SumUp Holdings, 2021 Delayed Draw Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 6.00%, 12/20/28(j)		2,149	2,092,844

			8,144,303

Textiles, Apparel & Luxury Goods — 0.7%
Calceus Acquisition, Inc., Term Loan B, (3 mo. LIBOR + 5.50%), 7.07%, 02/12/25		277	219,422
Crocs, Inc., Term Loan B, (SOFR + 3.50%), 4.45%, 02/17/29		216	195,666
International Textile Group, Inc., (3 mo. LIBOR + 8.50%, 1.00% Floor), 4.94%, 02/14/27(j)		2,600	2,563,600

			2,978,688

Tobacco — 0.2%
JUUL Labs, Inc., Term Loan, (3 mo. LIBOR + 7.00%), 8.50%, 08/02/23(j)		885	770,786

Trading Companies & Distributors — 0.4%
AP Core Holdings II LLC, High-Yield Term Loan B2, (1 mo. LIBOR + 5.50%), 7.17%, 09/01/27		1,500	1,410,000
Foundation Building Materials Holding Co. LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.49%, 01/31/28(j)		157	137,020
ION Trading Finance Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 7.00%, 04/03/28		16	14,563
SRS Distribution, Inc., 2022 Incremental Term Loan, (SOFR + 3.50%), 4.00%, 06/02/28		89	81,563

			1,643,146

Transportation — 0.1%
Traack Technologies, Inc., (3 mo. LIBOR + 7.50%), 8.33%, 09/15/25(j)		500	491,736

Transportation Infrastructure — 0.2%
Geo Parent Corp., Term Loan B, (1 mo. LIBOR + 5.25%), 6.92%, 12/19/25(j)		975	940,693

Security	Par (000)		Value

Wireless Telecommunication Services — 0.7%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR), 4.99%, 04/30/28	USD	52	$49,543
MetroNet Systems Holdings LLC
2021 1st Lien Term Loan, (SOFR + 3.75%), 5.05%, 06/02/28		49	45,396
2nd Lien Delayed Draw Term Loan, (1 mo. LIBOR + 7.00%), 8.63%, 06/02/29(j)		1,435	1,421,898
2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.63%, 06/02/29(j)		697	690,636
2nd Lien Term Loan, (3 mo. LIBOR + 8.00%), 9.00%, 10/02/28(j)		994	957,031
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 04/11/25		23	22,571

			3,187,075

Total Floating Rate Loan Interests — 69.7% (Cost: $315,583,354)			304,880,534

Foreign Agency Obligations

Mongolia — 0.2%
Mongolia Government International Bond(c)
8.75%, 03/09/24		400	401,825
5.13%, 04/07/26		200	178,022
4.45%, 07/07/31		300	228,033

			807,880

Pakistan — 0.2%
Pakistan Government International Bond(c)
6.00%, 04/08/26		500	335,055
7.38%, 04/08/31		200	124,022
8.88%, 04/08/51		200	119,022
Pakistan Water & Power Development Authority, 7.50%, 06/04/31(c)		200	109,522

			687,621

Sri Lanka — 0.1%
Sri Lanka Government International Bond(c)
5.75%, 04/18/23		400	124,325
6.85%, 03/14/24		200	56,022
6.35%, 06/28/24(d)(e)		310	86,834
6.85%, 11/03/25(d)(e)		200	60,022
6.83%, 07/18/26(d)(e)		200	65,662
6.20%, 05/11/27(d)(e)		200	56,022

			448,887

Vietnam — 0.0%
Vietnam Government International Bond, 4.80%, 11/19/24(c)		250	248,719

Total Foreign Agency Obligations — 0.5% (Cost: $3,047,342)			2,193,107

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Investment Companies

Fixed Income Funds — 0.4%
Invesco Senior Loan ETF		2,104	$42,648
iShares JP Morgan USD Emerging Markets Bond ETF(n)		18,476	1,576,373

			1,619,021

Total Investment Companies — 0.4% (Cost: $2,043,798)			1,619,021

		Par (000)

Preferred Securities

Capital Trusts — 2.5%(a)

Automobiles(c)(f) — 0.1%
Volkswagen International Finance NV
3.75%	EUR	300	267,227
4.38%		100	84,083

			351,310

Banks(f) — 1.0%
AIB Group PLC, 6.25%(c)		600	584,681
Banco Bilbao Vizcaya Argentaria SA, 6.00%(c)		200	196,491
Bank of East Asia Ltd., 5.88%(c)	USD	250	246,062
CaixaBank SA, 6.38%(c)	EUR	200	207,494
Credit Agricole SA, 4.75%(b)	USD	1,270	987,002
Industrial & Commercial Bank of China Ltd., 3.20%(c)		600	567,000
ING Groep NV, 3.88%		572	414,251
Kasikornbank PCL, 5.28%(c)		200	183,287
Rizal Commercial Banking Corp., 6.50%(c)		200	191,162
SVB Financial Group, 4.10%		737	506,845
TMBThanachart Bank PCL, 4.90%(c)		200	182,413

			4,266,688

Chemicals — 0.0%
Solvay SA, 2.50%(c)(f)	EUR	200	179,462

Diversified Financial Services(f) — 0.7%
Barclays PLC, 4.38%	USD	213	163,342
Credit Suisse Group AG, 6.25%(c)		800	728,000
Deutsche Bank AG, 6.75%(c)	EUR	200	187,194
Societe Generale SA
7.38%(c)	USD	600	577,889
7.88%(b)		200	195,962
UBS Group AG, 7.00%(b)		600	584,473
UniCredit SpA, 7.50%(c)	EUR	400	386,336
Woori Bank, 4.25%(c)	USD	200	191,725

			3,014,921

Diversified Telecommunication Services(b) — 0.1%
British Telecommunications PLC
4.25%, 11/23/81		400	348,173
4.88%, 11/23/81		400	340,000

			688,173

Food & Staples Retailing — 0.0%
Casino Guichard Perrachon SA, 3.99%(c)(f)	EUR	100	39,979

Health Care Providers & Services — 0.0%
Korian SA, 4.13%(c)(f)	GBP	100	95,569

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers — 0.0%
Vistra Corp., 7.00%(b)(f)	USD	43	$39,023

Internet & Direct Marketing Retail — 0.1%
Rakuten Group, Inc., 4.25%(c)(f)	EUR	400	289,285

Media — 0.1%
SES SA, 2.88%(c)(f)		400	350,015

Oil, Gas & Consumable Fuels — 0.0%
Repsol International Finance BV, 4.25%(c)(f)		100	89,600

Real Estate Management & Development(c)(f) — 0.2%
Aroundtown SA, 3.38%		400	309,112
Heimstaden Bostad AB, 3.00%		125	65,567
NWD Finance BVI Ltd., 4.13%	USD	450	380,250

			754,929

Transportation Infrastructure — 0.0%
Poste Italiane SpA, 2.63%(c)(f)	EUR	100	72,833

Utilities(c)(f) — 0.2%
Electricite de France SA
5.38%		200	191,298
3.38%		200	136,225
4.00%		200	191,775
6.00%	GBP	300	321,842

			841,140

			11,072,927

		Shares

Preferred Stocks — 1.1%

Commercial Services & Supplies(j) — 0.8%
StubHub, Inc.		3,000	3,326,580
Verscend Intermediate Holding		33	38,195

			3,364,775

Equity Real Estate Investment Trusts (REITs)(f) — 0.0%
Ashford Hospitality Trust, Inc.		4,000	70,560
Braemar Hotels & Resorts, Inc.		4,800	76,800

			147,360

Insurance — 0.0%
Alliant Holdings, Inc.(j)		55	49,838

Interactive Media & Services — 0.3%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $771,512)(j)(o)		7,041	1,165,398

			4,727,371

Total Preferred Securities — 3.6% (Cost: $17,610,702)			15,800,298

Warrants

Capital Markets — 0.0%
Pico Quantitative Trade Holding LLC(j)		6	41,969

Consumer Discretionary — 0.0%
SellerX Germany GmbH & Co. KG, Series B(j)		19	62,334

Electrical Equipment — 0.1%
Razor Group GmbH(j)		46	532,264

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates — 0.0%
WorldRemit Ltd., Series D(j)	1,596	$42,688

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp.(d)(e)	20	205

Total Warrants — 0.1% (Cost: $ — )		679,460

Total Long-Term Investments — 123.0% (Cost: $599,260,717)		538,253,155

Options Purchased — 0.1% (Cost: $272,609)		265,413

Total Investments Before Options Written — 123.1% (Cost: $599,533,326)		538,518,568

Options Written — (0.0)% (Premiums Received: $(43,039))		(41,534)

Total Investments, Net of Options Written — 123.1% (Cost: $599,490,287)		538,477,034

Liabilities in Excess of Other Assets — (23.1)%		(100,875,526)

Net Assets — 100.0%		$437,601,508

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	Perpetual security with no stated maturity date.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Convertible security.
(i)	Zero-coupon bond.
(j)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(k)	Rounds to less than 1,000.
(l)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Affiliate of the Fund.
(o)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,165,398, representing 0.3% of its net assets as of period end, and an original cost of $771,512.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$10,498,285	$—	$(10,498,285	)(b)	$—	$—	$—	—	$7,462	$—
iShares JP Morgan USD Emerging Markets Bond ETF	2,014,993	—	—		—	(438,620)	1,576,373	18,476	33,454	—

					$—	$(438,620)	$1,576,373		$40,916	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Long Bond	7	09/21/22	$967	$(7,583)
2-Year U.S. Treasury Note	9	09/30/22	1,889	(7,281)
5-Year U.S. Treasury Note	704	09/30/22	78,936	(473,588)
3-Month SOFR	263	03/14/23	63,534	(1,487,932)

				(1,976,384)

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro BTP	5	09/08/22	$645	$(17,945)
Euro Bund	1	09/08/22	156	3,457
10-Year U.S. Treasury Note	531	09/21/22	62,849	607,395
10-Year U.S. Ultra Long Treasury Note	6	09/21/22	762	10,442
U.S. Long Bond	1	09/21/22	138	2,893
Ultra U.S. Treasury Bond	3	09/21/22	463	7,414
5-Year U.S. Treasury Note	7	09/30/22	785	7,965

				621,621

				$(1,354,763)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,170,000	USD	3,316,197	Morgan Stanley & Co. International PLC	07/15/22	$7,920
GBP	350,000	USD	425,107	Morgan Stanley & Co. International PLC	07/15/22	1,004
USD	157,672	EUR	150,000	Bank of America N.A.	07/15/22	379
USD	105,502	EUR	100,000	JPMorgan Chase Bank N.A.	07/15/22	640
USD	50,362,209	EUR	47,720,000	JPMorgan Chase Bank N.A.	07/15/22	322,184
USD	42,076	EUR	40,000	State Street Bank and Trust Co.	07/15/22	132
USD	9,160,297	GBP	7,400,000	Goldman Sachs International	07/15/22	151,091

						483,350

EUR	200,000	USD	211,205	Deutsche Bank AG	07/15/22	(1,481)
USD	234,156	CHF	230,000	Morgan Stanley & Co. International PLC	07/15/22	(6,910)
USD	10,426	EUR	10,000	Morgan Stanley & Co. International PLC	07/15/22	(59)

						(8,450)

						$474,900

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Xtrackers Harvest CSI 300 China A-Shares Fund	1,214	09/16/22	USD	36.00	USD	4,148	$114,723

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
USD Currency	Goldman Sachs International	09/15/22	JPY	127.00	USD	9,116	$58,407
USD Currency	Goldman Sachs International	09/15/22	JPY	128.00	USD	12,238	92,283

							$150,690

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
USD Currency	Goldman Sachs International	09/15/22	JPY	123.00	USD	12,237	$(41,534)

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.38.V2.	5.00%	Quarterly	06/20/27	B+	USD 51,183		$(1,426,795)	$2,114,539	$(3,541,334)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard-Perrachon S.A.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B		EUR	130	$ (19,513)	$ (11,274)	$ (8,239)
Novafives S.A.S.	5.00	Quarterly	Goldman Sachs International	06/20/23	B-		EUR	32	(3,699)	(2,099)	(1,600)
Novafives S.A.S.	5.00	Quarterly	Goldman Sachs International	06/20/23	B-		EUR	18	(2,108)	(1,282)	(826)
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	CCC		EUR	560	(186,400)	11,126	(197,526)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	BB+		EUR	240	(7,086)	9,535	(16,621)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	BB+		EUR	159	(4,704)	10,933	(15,637)
Ladbrokes Coral Group Ltd.	1.00	Quarterly	Credit Suisse International	12/20/26	BB		EUR	130	(18,614)	(8,114)	(10,500)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+		EUR	105	(4,558)	4,791	(9,349)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+		EUR	77	(3,322)	2,576	(5,898)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	77	(3,338)	2,802	(6,140)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	72	(3,138)	2,634	(5,772)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	34	(1,490)	1,239	(2,729)
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB		EUR	170	(28,386)	(30,077)	1,691
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB		EUR	70	(11,689)	(7,763)	(3,926)
Saipem Finance International BV	5.00	Quarterly	BNP Paribas S.A.	06/20/27	BB		EUR	270	(44,343)	(10,010)	(34,333)

									$ (342,388)	$ (24,983)	$ (317,405)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency
iBoxx EUR Liquid High Yield Index	Monthly	3-Month EURIBOR, (0.20)%	Quarterly	Barclays Bank PLC	N/A	09/20/22	1,359	$(51,970)	$(1,536)	$(50,434)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$2,114,539	$—	$—	$(3,541,334)	$—
OTC Swaps	45,636	(72,155)	1,691	(369,530)	—
Options Written	N/A	N/A	1,505	—	(41,534)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$639,566	$—	$639,566
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	483,350	—	—	483,350
Options purchased
Investments at value — unaffiliated(b)	—	—	114,723	150,690	—	—	265,413
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	47,327	—	—	—	—	47,327

	$—	$47,327	$114,723	$634,040	$639,566	$—	$1,435,656

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,994,329	$—	$1,994,329
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	8,450	—	—	8,450
Options written
Options written at value	—	—	—	41,534	—	—	41,534
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	3,541,334	—	—	—	—	3,541,334
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	389,715	—	—	51,970	—	441,685

	$—	$3,931,049	$—	$49,984	$2,046,299	$—	$6,027,332

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$512,935	$—	$512,935
Forward foreign currency exchange contracts	—	—	—	5,673,033	—	—	5,673,033
Options purchased(a)	—	—	(321,581)	—	(91,340)	—	(412,921)
Options written	—	—	187,773	—	—	—	187,773
Swaps	—	322,463	—	—	—	—	322,463

	$—	$322,463	$(133,808)	$5,673,033	$421,595	$—	$6,283,283

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,160,584)	$ —	$(1,160,584)
Forward foreign currency exchange contracts	—	—	—	1,184,780	—	—	1,184,780
Options purchased(b)	—	—	133,393	(30,591)	—	—	102,802
Options written	—	—	—	1,505	—	—	1,505
Swaps	—	(4,413,415)	—	—	(50,434)	—	(4,463,849)

	$—	$(4,413,415)	$133,393	$1,155,694	$(1,211,018)	$—	$(4,335,346)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$122,822,569
Average notional value of contracts — short	$63,341,665
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$62,096,025
Average amounts sold — in USD	$1,976,255
Options:
Average value of option contracts purchased	$366,464
Average value of option contracts written	$53,530
Credit default swaps:
Average notional value — sell protection	$50,971,847
Total return swaps:
Average notional value	$681,168

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$487,647		$473,471
Forward foreign currency exchange contracts	483,350		8,450
Options	265,413	(a)	41,534
Swaps — centrally cleared	—		72,044
Swaps — OTC(b)	47,327		441,685

Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,283,737		1,037,184

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(602,370)		(545,515)

Total derivative assets and liabilities subject to an MNA	$681,367		$491,669

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Received	Received	Assets	(b)(c)
Bank of America N.A.	$379	$—	$—	$—	$379
Credit Suisse International	7,367	(7,367)	—	—	—
Goldman Sachs International	301,781	(47,341)	—	—	254,440
JPMorgan Chase Bank N.A.	351,658	(108,178)	—	—	243,480
Morgan Stanley & Co. International PLC	20,050	(20,050)	—	—	—
State Street Bank and Trust Co.	132	—	—	—	132

	$681,367	$(182,936)	$—	$—	$498,431

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)
Barclays Bank PLC	$51,970	$—	$—	$—	$51,970
BNP Paribas S.A.	44,343	—	—	—	44,343
Credit Suisse International	33,861	(7,367)	—	—	26,494
Deutsche Bank AG	1,481	—	—	—	1,481
Goldman Sachs International	47,341	(47,341)	—	—	—
JPMorgan Chase Bank N.A.	108,178	(108,178)	—	—	—
Morgan Stanley & Co. International PLC	204,495	(20,050)	—	—	184,445

	$491,669	$(182,936)	$—	$—	$308,733

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$46,047,702	$—	$46,047,702
Common Stocks
Banks	—	97,360	—	97,360
Construction & Engineering	1,230	—	—	1,230
Diversified Telecommunication Services	146,718	—	—	146,718
Electric Utilities	—	85,892	—	85,892
Equity Real Estate Investment Trusts (REITs)	1,802,404	—	—	1,802,404
Hotels, Restaurants & Leisure	686,720	—	—	686,720
Household Durables	2,240,663	—	—	2,240,663
Media	—	34,203	—	34,203
Specialty Retail	—	13,572	—	13,572
Corporate Bonds
Aerospace & Defense	—	1,450,912	—	1,450,912
Airlines	140,807	3,711,670	—	3,852,477
Auto Components	—	3,842,416	—	3,842,416
Automobiles	—	2,695,694	—	2,695,694
Banks	—	7,724,315	—	7,724,315
Beverages	—	1,428,537	—	1,428,537
Biotechnology	—	2,519,441	—	2,519,441
Building Materials	—	658,157	—	658,157
Building Products	—	1,419,503	—	1,419,503
Capital Markets	199,406	2,087,354	—	2,286,760
Chemicals	—	2,953,498	—	2,953,498
Commercial Services & Supplies	—	2,865,591	—	2,865,591
Communications Equipment	—	478,493	—	478,493
Construction & Engineering	—	200,037	—	200,037
Construction Materials	—	91,857	—	91,857
Consumer Discretionary	—	2,886,140	—	2,886,140
Consumer Finance	136,433	2,360,725	—	2,497,158
Containers & Packaging	—	1,585,715	—	1,585,715
Diversified Consumer Services	—	2,010,343	—	2,010,343
Diversified Financial Services	—	7,356,424	—	7,356,424
Diversified Telecommunication Services	—	4,274,248	—	4,274,248

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Electric Utilities	$—	$1,520,712	$—	$1,520,712
Electrical Equipment	—	119,454	—	119,454
Electronic Equipment, Instruments & Components	—	210,907	—	210,907
Energy Equipment & Services	—	920,793	—	920,793
Entertainment	—	2,712,482	—	2,712,482
Environmental, Maintenance & Security Service	—	501,887	—	501,887
Equity Real Estate Investment Trusts (REITs)	—	1,354,059	—	1,354,059
Food & Staples Retailing	—	3,058,739	—	3,058,739
Food Products	—	565,595	210,000	775,595
Gas Utilities	—	14,456	—	14,456
Health Care Equipment & Supplies	—	154,707	—	154,707
Health Care Providers & Services	—	2,902,520	—	2,902,520
Health Care Technology	—	781,416	—	781,416
Hotels, Restaurants & Leisure	56,903	8,861,437	—	8,918,340
Household Durables	—	1,198,083	—	1,198,083
Household Products	—	14,896	—	14,896
Independent Power and Renewable Electricity Producers	—	2,726,596	—	2,726,596
Insurance	—	3,459,554	—	3,459,554
Interactive Media & Services	—	1,088,206	—	1,088,206
Internet & Direct Marketing Retail	—	1,190,745	—	1,190,745
Internet Software & Services	—	482,824	—	482,824
IT Services	—	1,981,084	—	1,981,084
Leisure Products	—	84,749	—	84,749
Machinery	—	1,392,312	—	1,392,312
Media	—	13,209,766	—	13,209,766
Metals & Mining	—	3,458,870	—	3,458,870
Multiline Retail	158,753	173,956	—	332,709
Multi-Utilities	—	181,352	—	181,352
Oil, Gas & Consumable Fuels	785,036	14,893,262	—	15,678,298
Personal Products	—	578,479	—	578,479
Pharmaceuticals	400,899	3,927,597	—	4,328,496
Producer Durables: Miscellaneous	—	181,225	—	181,225
Real Estate Management & Development	262,756	11,061,928	42,000	11,366,684
Road & Rail	—	2,785,982	—	2,785,982
Semiconductors & Semiconductor Equipment	551,568	1,307,629	—	1,859,197
Software	—	3,771,207	—	3,771,207
Specialty Retail	—	1,384,649	—	1,384,649
Technology Hardware, Storage & Peripherals	—	57,585	—	57,585
Textiles, Apparel & Luxury Goods	272,295	85,143	1,657,017	2,014,455
Thrifts & Mortgage Finance	—	1,170,229	—	1,170,229
Tobacco	—	553,962	—	553,962
Transportation	—	167,408	—	167,408
Transportation Infrastructure	—	746,069	—	746,069
Utilities	—	1,300,931	—	1,300,931
Wireless Telecommunication Services	—	4,153,886	—	4,153,886
Floating Rate Loan Interests	—	88,105,034	216,775,500	304,880,534
Foreign Agency Obligations	—	2,193,107	—	2,193,107
Investment Companies	1,619,021	—	—	1,619,021
Preferred Securities
Capital Trusts	—	11,072,927	—	11,072,927
Preferred Stocks	147,360	—	4,580,011	4,727,371
Warrants	205	—	679,255	679,460
Options Purchased
Equity Contracts	114,723	—	—	114,723
Foreign Currency Exchange Contracts	—	150,690	—	150,690
Unfunded Floating Rate Loan Interests(a)	—	562	22,798	23,360
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(74,272)	(498,510)	(572,782)

	$9,723,900	$304,777,175	$223,468,071	$537,969,146

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$1,691	$—	$1,691

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Assets (continued)
Foreign Currency Exchange Contracts	$—	$483,350	$—	$483,350
Interest Rate Contracts	639,566	—	—	639,566
Liabilities
Credit Contracts	—	(3,860,430)	—	(3,860,430)
Foreign Currency Exchange Contracts	—	(49,984)	—	(49,984)
Interest Rate Contracts	(1,994,329)	(50,434)	—	(2,044,763)

	$(1,354,763)	$(3,475,807)	$—	$(4,830,570)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $110,950,000 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Preferred Stocks	Unfunded Floating Rate Loan Interests	Warrants	Total
Assets
Opening balance, as of December 31, 2021	$1,000,000	$1,946,993	$176,802,757	$4,362,140	$(95,306)	$468,306	$184,484,890
Transfers into Level 3(a)	—	273,794	15,725,425	—	(733)	—	15,998,486
Transfers out of Level 3(b)	(1,000,000)	(3,817)	(5,597,047)	—	27	—	(6,600,837)
Accrued discounts/premiums	—	6,470	223,967	—	—	—	230,437
Net realized gain (loss)	—	—	33,798	—	—	—	33,798
Net change in unrealized appreciation (depreciation)(c)(d)	—	(314,423)	(5,131,618)	217,871	(379,700)	210,949	(5,396,921)
Purchases	—	—	55,908,647	—	—	—	55,908,647
Sales	—	—	(21,190,429)	—	—	—	(21,190,429)

Closing balance, as of June 30, 2022	$—	$1,909,017	$216,775,500	$4,580,011	$(475,712)	$679,255	$223,468,071

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022(d)	$—	$(314,423)	$(4,958,759)	$217,871	$(378,097)	$210,949	$(5,222,459)

(a)

As of December 31, 2021, the Fund used observable inputs in determining the value of certain investments. As of June 30, 2022, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of December 31, 2021, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2022, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $35,020,916. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Corporate Bonds	1,657,017	Income	Discount Rate	18%	—

Floating Rate Loan Interests	$181,530,872	Income	Discount Rate	9% - 37%	11%
		Market	Revenue Multiple	4.25x	—
			Time to Exit	2.8 years	—
			Volatility	65%	—

Preferred Stocks	4,580,011	Income	Discount Rate	12% - 13%	12%
		Market	Revenue Multiple	3.35x - 4.10x	3.73x

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Strategies Fund

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Warrants	$679,255	Market	Revenue Multiple	4.10x - 5.25x	4.31x
			Time to Exit	2.8 - 3.8 years	2.9 years
			Volatility	60% - 65%	61%

	$188,447,155

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

44	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) June 30, 2022

BlackRock Credit Strategies Fund

ASSETS
Investments, at value — unaffiliated(a)	$536,942,195
Investments, at value — affiliated(b)	1,576,373
Cash pledged:
Futures contracts	868,000
Centrally cleared swaps	5,190,000
Foreign currency, at value(c)	552,257
Receivables:
Investments sold	11,778,624
Swaps	31,553
Capital shares sold	2,094,203
Dividends — unaffiliated	12,350
Dividends — affiliated	3,354
Interest — unaffiliated	6,856,193
Due from broker	600,000
Variation margin on futures contracts	487,647
Swap premiums paid	45,636
Unrealized appreciation on:
Forward foreign currency exchange contracts	483,350
OTC swaps	1,691
Unfunded floating rate loan interests	23,360
Deferred offering costs	4,633
Prepaid expenses	286,494

Total assets	567,837,913

LIABILITIES
Bank overdraft	971,392
Options written, at value(d)	41,534
Payables:
Investments purchased	13,318,568
Accounting services fees	47,151
Bank borrowings	110,950,000
Capital shares redeemed	59,376
Custodian fees	95,476
Income dividend distributions	1,937,486
Interest expense	181,537
Investment advisory fees	459,323
Trustees’ and Officer’s fees	15,922
Recoupment of past waived fees	309,761
Other accrued expenses	24,851
Professional fees	171,192
Service and distribution fees	84,404
Variation margin on futures contracts	473,471
Variation margin on centrally cleared swaps	72,044
Swap premiums received	72,155
Unrealized depreciation on:
Forward foreign currency exchange contracts	8,450
OTC swaps	369,530
Unfunded floating rate loan interests	572,782

Total liabilities	130,236,405

NET ASSETS	$437,601,508

F I N A N C I A L S T A T E M E N T S	45

Statement of Assets and Liabilities (unaudited) (continued) June 30, 2022

BlackRock Credit Strategies Fund

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$512,960,757
Accumulated loss	(75,359,249)

NET ASSETS	$437,601,508

(a) Investments, at cost — unaffiliated	$597,535,120
(b) Investments, at cost — affiliated	$1,998,206
(c) Foreign currency, at cost	$558,493
(d) Premiums received	$43,039
(e) Shares outstanding	50,944,797
(f) Shares authorized	Unlimited
(g) Par value	$0.001

46	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued)

June 30, 2022

BlackRock Credit Strategies Fund

NET ASSET VALUE
Institutional
Net assets	$296,729,017

Shares outstanding	34,557,005

Net asset value	$8.59

Shares authorized	Unlimited

Par value	$0.001

Class A
Net assets	$104,376,425

Shares outstanding	12,143,380

Net asset value	$8.60

Shares authorized	Unlimited

Par value	$0.001

Class U
Net assets	$36,291,557

Shares outstanding	4,220,625

Net asset value	$8.60

Shares authorized	Unlimited

Par value	$0.001

Class W
Net assets	$204,509

Shares outstanding	23,787

Net asset value	$8.60

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statement of Operations  (unaudited)

Six Months Ended June 30, 2022

BlackRock Credit Strategies Fund

INVESTMENT INCOME
Dividends — unaffiliated	$66,233
Dividends — affiliated	40,916
Interest — unaffiliated	15,360,359
Payment-in-kind interest — unaffiliated	2,158,210

Total investment income	17,625,718

EXPENSES
Investment advisory	2,670,459
Service and distribution — class specific	537,108
Recoupment of past waived and/or reimbursed fees	306,794
Transfer agent — class specific	110,815
Commitment costs	77,316
Registration	77,072
Custodian	76,435
Offering	69,872
Trustees and Officer	46,594
Accounting services	40,044
Recoupment of past waived and/or reimbursed fees — class specific	2,967
Miscellaneous	240,505

Total expenses excluding interest expense	4,255,981
Interest expense	1,071,414

Total expenses	5,327,395
Less:
Fees waived and/or reimbursed by the Manager	(10,096)

Total expenses after fees waived and/or reimbursed	5,317,299

Net investment income	12,308,419

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(11,579,465)
Forward foreign currency exchange contracts	5,673,033
Foreign currency transactions	(1,200,153)
Futures contracts	512,935
Options written	187,773
Swaps	322,463

(6,083,414)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(52,392,414)
Investments — affiliated	(438,620)
Forward foreign currency exchange contracts	1,184,780
Foreign currency translations	(33,610)
Futures contracts	(1,160,584)
Options written	1,505
Swaps	(4,463,849)
Unfunded floating rate loan interests	(448,630)

(57,751,422)

Net realized and unrealized loss	(63,834,836)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(51,526,417)

See notes to financial statements.

48	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (unaudited) (continued)

	BlackRock Credit Strategies Fund
	Six Months Ended 06/30/22 (unaudited)	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,308,419	$14,407,278
Net realized gain (loss)	(6,083,414)	5,715,806
Net change in unrealized appreciation (depreciation)	(57,751,422)	(16,822,512)

Net increase (decrease) in net assets resulting from operations	(51,526,417)	3,300,572

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(10,375,710)	(14,497,011)
Class A	(3,372,304)	(5,565,116)
Class U	(986,078)	(405,744)
Class W	(6,738)	(8,592)

Decrease in net assets resulting from distributions to shareholders	(14,740,830)	(20,476,463)

CAPITAL SHARE TRANSACTIONS
Shares sold and issued	98,892,168	268,799,575
Reinvestment of distributions	4,083,768	7,139,004
Redemption of shares resulting from repurchase offers	(27,331,362)	(5,619,865)

Net increase in net assets derived from capital share transactions	75,644,574	270,318,714

NET ASSETS
Total increase in net assets	9,377,327	253,142,823
Beginning of period	428,224,181	175,081,358

End of period	$437,601,508	$428,224,181

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statement of Cash Flows (unaudited) Six Months Ended June 30, 2022

BlackRock Credit Strategies Fund

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(51,526,417)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	104,091,804
Purchases of long-term investments	(228,029,232)
Net proceeds from sales of short-term securities	10,498,285
Amortization of premium and accretion of discount on investments and other fees	(544,575)
Premiums paid on closing options written	(116,629)
Premiums received from options written	347,441
Net realized loss on investments and options written	11,380,912
Net unrealized depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	52,443,652
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(3,294)
Dividends — unaffiliated	(2,866)
Interest — unaffiliated	(768,566)
Swaps	(31,553)
Variation margin on futures contracts	(480,499)
Variation margin on centrally cleared swaps	53,618
Swap premiums paid	(15,937)
Prepaid expenses	(240,861)
Deferred offering costs	69,871
Increase (Decrease) in Liabilities
Payables
Accounting services fees	27,395
Custodian fees	52,232
Interest expense	(30,022)
Investment advisory fees	56,982
Trustees’ and Officer’s fees	15,922
Other accrued expenses	(225,832)
Professional fees	(55,019)
Service and distribution fees	3,735
Variation margin on futures contracts	457,273
Variation margin on centrally cleared swaps	72,044
Swap premiums received	72,155

Net cash used for operating activities	(102,427,981)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(10,283,851)
Payments for bank borrowings	(125,700,000)
Net payments on redemption of capital shares including change in redemptions payable	(28,034,057)
Proceeds from bank borrowings	163,400,000
Decrease in bank overdraft	(1,203,967)
Proceeds from issuance of capital shares	106,254,656

Net cash provided by financing activities	104,432,781

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(13,916)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	1,990,884
Restricted and unrestricted cash and foreign currency at beginning of period	5,219,373

Restricted and unrestricted cash and foreign currency at end of period	$7,210,257

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,101,436

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$4,083,768

50	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Cash Flows (unaudited) (continued) Six Months Ended June 30, 2022

BlackRock Credit Strategies Fund

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	$868,000
Centrally cleared swaps	5,190,000
Foreign currency at value	552,257
Due from Broker	600,000

$7,210,257

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Financial Highlights (For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund

	Institutional

	Six Months Ended 06/30/22 (unaudited	)	Year Ended December 31,		Period from 02/28/19 to 12/31/19	(a)
			2021	2020

Net asset value, beginning of period	$9.96		$10.41	$10.24	$10.00

Net investment income(b)	0.27		0.55	0.53	0.38

Net realized and unrealized gain (loss)	(1.31)		(0.28)	0.25	0.35

Net increase (decrease) from investment operations	(1.04)		0.27	0.78	0.73

Distributions(c)
From net investment income	(0.33)		(0.67)	(0.49)	(0.45)

From net realized gain	—		(0.05)	(0.12)	(0.04)

Total distributions	(0.33)		(0.72)	(0.61)	(0.49)

Net asset value, end of period	$8.59		$9.96	$10.41	$10.24

Total Return(d)
Based on net asset value	(10.69	)%(e)	2.58%	8.09%	7.41	%(e)

Ratios to Average Net Assets(f)
Total expenses(g)	2.18	%(h)	2.12%	2.90%	3.44	%(h)(i)

Total expenses after fees waived and/or reimbursed	2.18	%(h)	2.11%	2.59%	1.84	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.69	%(h)	1.66%	1.66%	1.47	%(h)

Net investment income	5.79	%(h)	5.30%	5.40%	4.45	%(h)

Supplemental Data
Net assets, end of period (000)	$296,729		$285,729	$128,769	$105,796

Borrowings outstanding, end of period (000)	$110,950		$73,250	$39,500	$16,000

Asset coverage, end of period per $1,000 of bank borrowings	$4,944		$6,846	$5,432	$7,612

Portfolio turnover rate	20%		55%	77%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/22 (unaudited)	Year Ended December 31,		Period from 02/28/19 to 12/31/19
		2021	2020

Expense ratios	2.04%	1.93%	N/A	N/A

(h)	Annualized.
(i)	Audit and offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, total expenses would have been 3.62%.

See notes to financial statements.

52	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund (continued)

	Class A

	Six Months Ended 06/30/22 (unaudited)		Year Ended 12/31/21	Period from 04/01/20 to 12/31/20	(a)

Net asset value, beginning of period	$9.97		$10.42	$8.48

Net investment income(b)	0.24		0.47	0.33

Net realized and unrealized gain (loss)	(1.32)		(0.28)	2.03

Net increase (decrease) from investment operations	(1.08)		0.19	2.36

Distributions(c)
From net investment income	(0.29)		(0.59)	(0.30)

From net realized gain	—		(0.05)	(0.12)

Total distributions	(0.29)		(0.64)	(0.42)

Net asset value, end of period	$8.60		$9.97	$10.42

Total Return(d)
Based on net asset value	(11.05	)%(e)	1.82%	28.09	%(e)

Ratios to Average Net Assets(f)

Total expenses(g)	2.87	%(h)	2.84%	3.35	%(h)

Total expenses after fees waived and/or reimbursed	2.87	%(h)	2.82%	3.25	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	2.39	%(h)	2.39%	2.38	%(h)

Net investment income	5.07	%(h)	4.57%	4.45	%(h)

Supplemental Data

Net assets, end of period (000)	$104,376		$116,182	$46,313

Borrowings outstanding, end of period (000)	$110,950		$73,250	$39,500

Asset coverage, end of period per $1,000 of bank borrowings	$4,944		$6,846	$5,432

Portfolio turnover rate	20%		55%	77%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/22 (unaudited	)	Year Ended 12/31/21	Period from 04/01/20 to 12/31/20

Expense ratios	2.73%		2.65%	N/A

(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued) (For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund (continued)

	Class U

	Six Months Ended 06/30/22 (unaudited)		Period from 07/12/21 to 12/31/21	(a)

Net asset value, beginning of period	$9.97		$10.51

Net investment income(b)	0.24		0.20

Net realized and unrealized gain (loss)	(1.32)		(0.38)

Net decrease from investment operations	(1.08)		(0.18)

Distributions(c)

From net investment income	(0.29)		(0.31)

From net realized gain	—		(0.05)

Total distributions	(0.29)		(0.36)

Net asset value, end of period	$8.60		$9.97

Total Return(d)

Based on net asset value	(11.05	)%(e)	(1.74	)%(e)

Ratios to Average Net Assets(f)

Total expenses(g)	2.88	%(h)	2.80	%(h)

Total expenses after fees waived and/or reimbursed	2.87	%(h)	2.80	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	2.38	%(h)	2.47	%(h)

Net investment income	5.13	%(h)	4.23	%(h)

Supplemental Data

Net assets, end of period (000)	$36,292		$26,076

Borrowings outstanding, end of period (000)	$110,950		$73,250

Asset coverage, end of period per $1,000 of bank borrowings	$4,944		$6,846

Portfolio turnover rate	20%		55	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/22 (unaudited)	Period from 07/12/21 to 12/31/21

Expense ratios	2.74%	2.54%

(h)	Annualized.
(i)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

54	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund (continued)
	Class W
	Six Months Ended 06/30/22 (unaudited)		Period from 07/12/21(a) to 12/31/21

Net asset value, beginning of period	$9.97		$10.51

Net investment income(b)	0.24		0.22
Net realized and unrealized gain (loss)	(1.32)		(0.40)

Net decrease from investment operations	(1.08)		(0.18)

Distributions(c)
From net investment income	(0.29)		(0.31)
From net realized gain	—		(0.05)

Total distributions	(0.29)		(0.36)

Net asset value, end of period	$8.60		$9.97

Total Return(d)
Based on net asset value	(11.05	)%(e)	(1.74	)%(e)

Ratios to Average Net Assets(f)
Total expenses(g)	2.87	%(h)	2.70	%(h)

Total expenses after fees waived and/or reimbursed	2.86	%(h)	2.70	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	2.38	%(h)	2.45	%(h)

Net investment income	5.07	%(h)	4.64	%(h)

Supplemental Data
Net assets, end of period (000)	$205		$237

Borrowings outstanding, end of period (000)	$110,950		$73,250

Asset coverage, end of period per $1,000 of bank borrowings	$4,944		$6,846

Portfolio turnover rate	20%		55	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/22 (unaudited)	Period from 07/12/21 to 12/31/21

Expense ratios	2.73%	2.37%

(h)	Annualized.
(i)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Credit Strategies Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company that has elected to operate as an interval fund. The Fund’s classification changed from non-diversified to diversified during the period. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value (“NAV”), reduced by any applicable repurchase fee. The Fund determines and makes available for publication the NAV of its shares on a daily basis. The Fund’s shares are offered for sale daily through its Distributor (defined below) at the then-current NAV plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The sales load payable by each investor depends upon the amount invested in each share class by the investor in the Fund, but may range from 0.00% to 3.50%.

The Fund offers four classes of shares designated as Institutional Shares, Class A Shares, Class U Shares and Class W Shares. Each class of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class A, Class U and Class W Shares bear expenses related to the shareholder servicing and distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are

56	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the Fixed-Income Complex and reflected as Trustees and Officer expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (unaudited) (continued)

expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

58	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements (unaudited) (continued)

funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations,

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Notes to Financial Statements (unaudited) (continued)

is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BlackRock Credit Strategies Fund	2-10 HBW	$105,332	$105,332	$103,769	$(1,563)
	Acquia, Inc.	31,637	31,300	31,637	337
	Alera Group Holdings, Inc.	383,294	381,378	360,297	(21,081)
	Alera Group Holdings, Inc.	29,867	29,867	28,075	(1,792)
	Appriss Health LLC	94,478	94,478	90,793	(3,685)
	ARAS Corp.	151,354	151,354	149,103	(2,251)
	Arrow Purchaser, Inc.	23,026	22,765	23,027	262
	Athenahealth, Inc.	40,825	40,825	37,483	(3,342)
	Backoffice Associates Holdings LLC	60,493	60,493	59,888	(605)
	Bullhorn, Inc.	133,960	131,951	126,479	(5,472)
	Bullhorn, Inc.	231,034	230,988	228,723	(2,265)
	CBI-Gator Acquisition LLC	536,588	536,588	517,271	(19,317)
	CBI-Gator Acquisition LLC	88,729	88,729	85,535	(3,194)
	CivicPlus LLC	136,795	136,795	134,086	(2,709)
	Colony Display LLC	667,921	667,921	633,189	(34,732)
	Corestates, Inc.	32,787	32,158	31,967	(191)
	Corestates, Inc.	109,290	108,197	106,558	(1,639)
	CP Iris Holdco I, Inc.	10,951	10,951	10,034	(917)
	Cybergrants Holdings LLC	75,818	75,818	75,082	(736)
	Cybergrants Holdings LLC	846,330	841,397	838,121	(3,276)
	ESO Solutions, Inc.	303,681	303,681	299,733	(3,948)
	Foreside Financial	101,695	101,695	99,559	(2,136)
	Foreside Financial	338,983	338,983	331,864	(7,119)
	GC Waves Holdings, Inc.	56,969	56,969	56,969	—
	Grey Orange Interrnational, Inc.	250,000	247,629	245,897	(1,732)
	Greystone Affordable Housing Initiatives LLC	2,363,636	2,363,636	2,315,890	(47,746)
	HomeRenew Buyer, Inc.	564,304	564,304	543,425	(20,879)
	Integratecom, Inc.	133,333	133,333	130,386	(2,947)
	Integratecom, Inc.	266,667	266,667	260,774	(5,893)
	International Textile Group, Inc.	2,400,000	2,388,132	2,366,399	(21,733)
	IT Parent LLC	262,987	259,217	249,312	(9,905)
	James Perse Enterprises, Inc.	500,000	500,000	500,000	—
	Kid Distro Holdings LLC	116,769	114,671	113,604	(1,067)
	Kroll Bonds Rating Agency, Inc.	397,059	397,059	384,830	(12,229)
	Lightspeed Solution LLC	121,951	121,951	119,573	(2,378)
	MSM Acquisitions, Inc.	625,181	625,181	615,178	(10,003)
	MSM Acquisitions, Inc.	53,267	53,267	52,415	(852)
	Oak Purchaser, Inc.	1,439,153	1,424,762	1,426,201	1,439
	Oak Purchaser, Inc.	287,831	284,952	285,240	288
	Patriot Home Care	1,129,074	1,156,398	1,101,752	(54,646)
	Peter C. Foy & Associates Insurance Services LLC	99,374	99,374	96,194	(3,180)
	Pluralsight, Inc.	191,155	191,155	185,038	(6,117)
	Precision Medicine Group LLC	14,833	14,733	13,683	(1,050)
	PTSH Intermediate Holdings LLC	473,684	465,053	464,211	(842)
	Pueblo Mechanical & Controls LLC	362,069	362,069	356,022	(6,047)
	Pueblo Mechanical & Controls LLC	26,192	26,192	25,755	(437)
	Reverb Buyer, Inc.	44,702	44,540	41,830	(2,710)
	Sellerx Opco GMBH	3,506,778	3,489,244	3,443,656	(45,588)
	SEP Raptor Acquisition, Inc.	184,668	181,739	181,159	(580)
	SEP Vulcan Acquisition, Inc.	186,584	183,630	186,583	2,953
	Smarsh, Inc.	380,952	377,143	367,238	(9,905)
	Smarsh, Inc.	95,238	93,431	91,810	(1,621)
	Sonny’s Enterprises, Inc.	1,316,010	1,316,010	1,329,170	13,160
	Starrez	230,769	230,769	226,061	(4,708)
	Suited Connector LLC	540,390	540,390	518,774	(21,616)
	SumUp Holdings	1,622,718	1,622,718	1,580,527	(42,191)
	Supergoop LLC	160,800	157,815	157,552	(263)
	Superman Holdings LLC	69,807	68,579	69,038	459
	Tempus LLC	390,000	390,000	393,900	3,900
	Thermostat Purchaser III, Inc.	237,485	237,485	227,986	(9,499)
	Thrasio LLC	961,471	956,664	889,361	(67,303)
	Thunder Purchaser, Inc.	116,822	116,822	111,098	(5,724)

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Notes to Financial Statements (unaudited) (continued)

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
	Thunder Purchaser, Inc.	$232,558	$232,558	$221,163	$(11,395)
	Trident TPI Holdings, Inc.	4,263	3,429	3,991	562
	Wealth Enhancement Group LLC	6,642	6,642	6,529	(113)
	Wealth Enhancement Group LLC	199,730	199,730	196,335	(3,395)
	Zilliant, Inc.	148,148	148,148	144,000	(4,148)
	Zilliant, Inc.	370,370	370,370	360,000	(10,370)

5.   DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

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Notes to Financial Statements (unaudited) (continued)

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is

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Notes to Financial Statements (unaudited) (continued)

not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 1.00% of the average daily value of the Fund’s managed assets. For purposes of calculating this fee, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager entered into sub-advisory agreements with BlackRock Capital Investment Advisors, LLC (“BCIA”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BCIA, BIL and BSL for services they provide for that portion of the Fund for which BCIA, BIL and BSL, respectively, acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.75%. 0.25% of such fee is a shareholder service fee and the remaining portion is a distribution fee. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.

For the six months ended June 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Class A	Class U	Class W	Total

Service and distribution fees — class specific	$ 415,764	$ 120,513	$ 831	$ 537,108

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2022, the Fund did not pay any amounts to affiliates in return for these services.

For the six months ended June 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Class A	Class U	Class W	Total

Transfer agent fees — class specific	$102,199	$7,453	$1,151	$12	$110,815

Other Fees: For the six months ended June 30, 2022, affiliates received CDSCs of $50,423 for Class A Shares.

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2022, the amount waived was $1,277.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2022, the Manager waived $8,819 in investment advisory fees pursuant to these arrangements.

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Notes to Financial Statements (unaudited) (continued)

The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average daily value of the net assets of each share class (“expense limitations”). Expenses covered by the expense limitation include without limitation, custodial, accounting and administrative services, any ongoing organizational expenses, and all initial and ongoing offering expenses (other than any applicable sales load). Expenses excluded from the expense limitation are limited to the investment advisory fee, service and distribution fees, interest expense, portfolio transaction and other investment-related costs (including acquired fund fees and expenses, commitment fees on leverage prime broker fees and dividend expense) and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective March 1, 2026, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

For the six months ended June 30, 2022, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Fund Name	Fund Level	Institutional
BlackRock Credit Strategies Fund	$306,794	$2,967

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2022, purchases and sales of investments, excluding short-term investments, were $213,412,075 and $109,975,194, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Credit Strategies Fund	$600,366,241	$3,474,270	$(70,109,474)	$(66,635,204)

9.	BANK BORROWINGS

The Fund has entered into a credit agreement with Société Générale (the “Lender”) that established a revolving credit facility with an initial commitment of up to $150 million (the “Facility”). The Facility may be increased to a maximum of $450 million. The Facility has the following terms: an unused commitment fee of 0.25% per annum when amounts borrowed is greater than $75 million or 0.30% per annum when amounts borrowed is less than $75 million and interest at a rate equal to one-month LIBOR on the date the loan is made plus 1.65 % per annum on amounts borrowed. The agreement expires on September 30, 2024 unless extended or renewed. The Fund’s borrowings, if any, are secured by eligible securities held in its portfolio of investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements (unaudited) (continued)

During the period, the Fund paid the commitment fee based on the daily unused portion of the Facility and an extension fee for a two-year extension. The fees associated with the agreement are included in the Statement of Operations as interest expense and fees, if any. Advances to the Fund as of period end, if any, are shown in the Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value. For the six months ended June 30, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

Fund Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate

BlackRock Credit Strategies Fund	$134,350,000	$92,492,541	2.13%

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

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Notes to Financial Statements (unaudited) (continued)

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.001.

For the periods shown, shares issued and outstanding increased by the following amounts:

	Six Months Ended 06/30/22		Year Ended 12/31/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Credit Strategies Fund
Institutional
Shares sold	7,941,118	$74,905,833	16,367,575	$169,085,562
Shares issued from dividend reinvestment	165,014	1,530,532	249,759	2,538,779
Shares redeemed in repurchase offers	(2,228,851)	(20,586,123)	(304,330)	(3,122,248)

	5,877,281	$55,850,242	16,313,004	$168,502,093

Class A
Shares sold	821,603	$7,833,600	7,020,768	$73,046,915
Shares issued from dividend reinvestment	275,138	2,553,236	430,269	4,406,091
Shares redeemed in repurchase offers	(610,485)	(5,789,466)	(240,237)	(2,486,832)

	486,256	$4,597,370	7,210,800	$74,966,174

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/22		Year Ended 12/31/21
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
BlackRock Credit Strategies Fund (continued)
Class U(a)
Shares sold	1,708,276	$16,152,735	2,597,030	$26,417,099
Shares issued from dividend reinvestment	—	—	19,393	194,134
Shares redeemed in repurchase offers	(103,008)	(955,773)	(1,066)	(10,785)

	1,605,268	$15,196,962	2,615,357	$26,600,448

Class W(a)
Shares sold	—	$—	23,787	$249,999

	—	$—	23,787	$249,999

	7,968,805	$75,644,574	26,162,948	$270,318,714

(a)	The share class commenced operation on July 12, 2021.

The Fund will make offers to purchase between 5% and 25% of its outstanding shares at approximate 3 month intervals. Repurchase offer results for the periods shown were as follows:

	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	January 7, 2022	February 7, 2022	476,764	1.57%	476,764	1.57%	$9.70	$4,624,611
Class A	January 7, 2022	February 7, 2022	376,008	3.14	376,008	3.14	9.71	3,651,042
Class U	January 7, 2022	February 7, 2022	26,393	0.82	26,393	0.82	9.71	256,272
Class W	January 7, 2022	February 7, 2022	—	—	—	—	—	—
Institutional	April 8, 2022	May 9, 2022	1,752,087	5.04	1,752,087	5.04	9.11	15,961,512
Class A	April 8, 2022	May 9, 2022	234,476	1.93	234,476	1.93	9.12	2,138,424
Class U	April 8, 2022	May 9, 2022	76,616	1.97	76,616	1.97	9.13	699,501
Class W	April 8, 2022	May 9, 2022	—	—	—	—	—	—

	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	January 8, 2021	February 8, 2021	2,667	0.02%	2,667	0.02%	$10.50	$28,004
Class A	January 8, 2021	February 8, 2021	37,478	0.77	37,478	0.77	10.51	393,898
Institutional	April 9, 2021	May 10, 2021	41,811	0.26	41,811	0.26	10.52	439,849
Class A	April 9, 2021	May 10, 2021	2,552	0.04	2,552	0.04	10.52	26,850
Institutional	July 9, 2021	August 20, 2021	94,075	0.78	94,075	0.45	10.40	978,380
Class A	July 9, 2021	August 20, 2021	144,829	0.45	144,829	1.52	10.40	1,506,222
Institutional	October 8, 2021	November 9, 2021	165,776	0.66	165,776	0.66	10.11	1,675,991
Class A	October 8, 2021	November 9, 2021	55,377	0.52	55,377	0.52	10.11	559,863
Class U	October 8, 2021	November 9, 2021	1,066	0.08	1,066	0.08	10.12	10,785
Class W	October 8, 2021	November 9, 2021	—	—	—	—	—	—

(a)	Date the repurchase offer period began.

The amount of the repurchase offers is shown as redemptions of shares resulting from repurchase offers in the Statements of Changes in Net Assets.

As of June 30, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Class A	Class U	Class W	Total
BlackRock Credit Strategies Fund	9,800,000	58,962	23,787	23,787	9,906,536

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Notes to Financial Statements (unaudited) (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund conducted a quarterly tender offer for up to 5% of its issued and outstanding common shares.

	Commencement Date	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	July 8, 2022	August 9, 2022	1,456,156	4.08%	1,456,156	4.08%	$8.79	$12,799,607
Class A	July 8, 2022	August 9, 2022	631,143	5.15	631,143	5.15	8.80	5,554,063
Class U	July 8, 2022	August 9, 2022	87,441	2.01	87,441	2.01	8.81	770,357
Class W	July 8, 2022	August 9, 2022	—	—	—	—	—	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Credit Strategies Fund (the “Fund”) met on April 14, 2022 (the “April Meeting”) and May 19, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and the Fund, (2) the Manager, BlackRock (Singapore) Limited (“BRS”) and the Fund and (3) the Manager, BlackRock Capital Investment Advisors, LLC (“BCIA” and collectively with BIL and BRS, the “Sub-Advisors”) and the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents such as the prospectus and statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for each of the one-year and since-inception periods reported, the Fund underperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its total return target during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	71

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to the Fund. The Board noted that the Fund’s total expense ratio ranked in the second quartile relative to the supplemental peer group. In addition, the Board noted that, the Fund is party to an expense limitation agreement pursuant to which BlackRock has contractually agreed to waive and/or reimburse certain operating and other expenses to a specified amount of the Fund’s average daily net assets.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2023, and the Sub-Advisory Agreements among the Manager, the Sub-Advisors, and the Fund for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

72	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.

The following information is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Except if noted otherwise herein, there were no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

A D D I T I O N A L I N F O R M A T I O N	73

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022

Sub-Adviser BlackRock Capital Investment Advisors, LLC Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BlackRock (Singapore) Limited 079912 Singapore	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

CDI	CREST Depository Interest

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

LOC	Letter of Credit

MTN	Medium-Term Note

PCL	Public Company Limited

PIK	Payment-in-Kind

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	75

Want to know more?

blackrock.com | 877-275-1255

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when repurchased by the Fund in connection with any applicable repurchase offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CRST-06/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no applicable purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

2

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Strategies Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: August 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: August 19, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Credit Strategies Fund

Date: August 19, 2022